                         PROSPECTUS dated July 30, 2004

                    OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC
                       Limited Liability Company Interests
                             --------------------

            INVESTMENT OBJECTIVE. The Fund is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment partnerships and similar investment vehicles that employ a wide range of specialized investment strategies.

                                                 (continued on following page)
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            Investing in the Fund's limited liability company interests
("Interests") involves a high degree of risk. See "RISK FACTORS" beginning on page 24.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

            This prospectus concisely provides the information that a
prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference.
Additional information about the Fund, including a statement of additional information ("SAI") dated July 30, 2004, has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 858-9826. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 59 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the
SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

OppenheimerFunds   Distributor,   Inc.   (the   "Distributor")   acts  as  the
distributor  of  Interests  on  a  best  efforts  basis,  subject  to  various conditions. Interests are being offered through the Distributor and other brokers  and  dealers  that have  entered  into  selling  agreements  with the
Distributor. Interests will be sold only to "Qualified Investors." See
"Investor  Qualifications."  The  full  amount  of  the  sales  load  will  be reallowed by the  Distributor  to selling  brokers and  dealers.  In addition, the  Distributor  (or one of its  affiliates)  may pay from its own  resources additional  compensation  to brokers  and  dealers of up to 1% of the value of
Interests   sold   by   such   brokers   and   dealers.   (See   "Distribution
Arrangements.")
                             --------------------
                       OppenheimerFunds Distributor, Inc.

            INVESTMENT PROGRAM. The Fund will pursue its investment objective by investing primarily in private investment partnerships and similar investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that employ a wide range of specialized investment strategies. It will allocate its assets dynamically among a variety of alternative investment strategies that each individually offers the potential for attractive investment returns and are expected to blend together within the
Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The investment programs of the
Portfolio Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. In allocating the Fund's assets among Portfolio Managers that pursue directional strategies, the Fund's investment manager will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions. Many of these investment programs involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S.
equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In connection with their investment programs, Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, short sales of securities, the use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures. In lieu of investing in Portfolio Funds, the Fund may on occasion retain a Portfolio Manager to manage a designated portion of the Fund's assets in accordance with the Portfolio Manager's specialized investment style.
The Fund's investment manager will have primary responsibility for selecting
Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager. It will consider various criteria in selecting Portfolio Managers, including: the historical investment performance of the Portfolio Manager; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy;
the quality and stability of the Portfolio Manager's organization; and whether key personnel of the Portfolio Manager have substantial investments in the
Portfolio Manager's investment program.

            INVESTMENT ADVISER. OppenheimerFunds, Inc. (the "Adviser") serves as the Fund's investment adviser. It has operated as an investment adviser since
January 1960. The Adviser (including its subsidiaries) managed more than $155 billion of assets as of June 30, 2004. Its clients include the Oppenheimer mutual funds with more than 7 million shareholder accounts.

            MANAGER. Tremont Partners, Inc. (the "Investment Manager"), an
affiliate of the Adviser, serves as the investment manager and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser. Since 1984, the Investment Manager and its
affiliates have provided alternative investment solutions to a diverse client base, including financial institutions, mutual funds, other investment companies, investment managers and high net worth individuals.

            RESTRICTIONS ON TRANSFER. With very limited exceptions, limited liability company interests in the Fund ("Interests") are not transferable and liquidity will be provided only through repurchase offers which may be made from time to time by the Fund as determined by the Board of Managers of the Fund (the
"Board") in its sole discretion. See "Repurchases of Interests and Transfers."

            REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its outstanding Interests pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the
Board in its sole discretion, subject to certain regulatory requirements imposed by the rules of the Securities and Exchange Commission (the "SEC"). The Fund
intends to offer to repurchase Interests twice each year, as of the last business day of March and September. The Fund's Limited Liability Company
Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the
Interest of any investor that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the investor's request. A redemption fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the
Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund. See
"Repurchases of Interests and Transfers."

            MANAGEMENT FEE AND INCENTIVE ALLOCATION. The Fund will pay the
Adviser a monthly fee (the "Management Fee") computed at the annual rate of
1.20% of the aggregate value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests or the Incentive
Allocation, described below). See "Management of the Fund--General."

            The Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based allocation equal to
10% of the net profits, if any, in excess of the "Preferred Return" that otherwise would have been credited to the capital account of each investor (the
"Incentive Allocation"). Generally, the Incentive Allocation will be made as of the end of each calendar year and upon the repurchase of an Interest (or a portion of an Interest). It will apply only to net profits that exceed both: (i)
any balance in a "Loss Recovery Account" established for the investor; and (ii)
the Preferred Return. The Preferred Return is an amount determined by applying an annual percentage rate equal to 8% to the capital account balance of an investor as of the beginning of each fiscal period within the applicable period for which the Incentive Allocation is to be determined (an "Allocation Period").

            With respect to a repurchase by the Fund as of a date that would not, but for such repurchase, be the end of an Allocation Period, the Incentive
Allocation will apply on a proportionate basis if a portion of an investor's
Interest is repurchased by the Fund. In such case, the Incentive Allocation will be made on a pro rata portion of any net profits allocable to the investor
(based on the percentage portion of the Interest repurchased), and by attributing a pro rata portion of both the Preferred Return and any balance in the Loss Recovery Account to the portion of the Interest being repurchased (with appropriate reduction to the Preferred Return and the remaining balance of the
Loss Recovery Account as to the portion of the Interest that is not repurchased).

            The Incentive Allocation presents risks that are not present in funds without an incentive allocation. The overall fees, expenses and the
Incentive Allocation payable by the Fund or borne by its investors will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund. See "Management of the Fund--Incentive Allocation."

            INVESTOR QUALIFICATIONS. Interests are being offered only to investors that represent that they are natural persons or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that they meet certain other qualification requirements ("Qualified Investors"). The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $5,000. Investors generally must hold their Interests through the Distributor or through a broker or dealer that has entered into a selling agreement with the Distributor. Interests are being offered only to investors that are U.S. persons for Federal income tax purposes and may not be purchased by charitable remainder trusts. See "Investor
Qualifications."

                             --------------------

            Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board
or any other government agency.

            You should rely only on the information contained in this
prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Interests in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

PROSPECTUS SUMMARY

            This is only a summary. The summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the
SAI.

The Fund                              Oppenheimer   Tremont  Opportunity  Fund,
                                      LLC (the  "Fund") is a limited  liability
                                      company.  The  Fund  is  registered  as a
                                      non-diversified,   closed-end  management
                                      investment  company under the  Investment
                                      Company  Act of  1940,  as  amended  (the
                                      "Investment         Company        Act").
                                      OppenheimerFunds,  Inc.  (the  "Adviser")
                                      serves   as   the    Fund's    investment
                                      adviser.   Tremont  Partners,  Inc.  (the
                                      "Investment  Manager"),  an  affiliate of
                                      the   Adviser,   serves  as  the   Fund's
                                      investment manager.

                                      Investors who purchase limited liability
                                      company interests in the Fund
                                      ("Interests") in the offering, and other
                                      persons who acquire Interests and are
                                      admitted to the Fund by its Board of
                                      Managers (the "Board"), will become
                                      members of the Fund ("Members").
Investment Objective and Principal    The  Fund's  investment  objective  is to
  Strategies                          seek to  generate  consistently  absolute
                                      returns over various market cycles. The
                                      Fund seeks to achieve this objective by
                                      allocating its assets for investment among
                                      a select group of alternative asset
                                      managers ("Portfolio Managers") employing
                                      a wide range of specialized investment
                                      strategies. It will allocate its assets
                                      dynamically among a variety of alternative
                                      investment strategies that each
                                      individually offer the potential for
                                      attractive investment returns and are
                                      expected to blend together within the
                                      Fund's portfolio to limit the Fund's
                                      overall investment exposure to general
                                      trends in equity, debt and other markets.
                                      The Investment Manager is primarily
                                      responsible for selecting the Portfolio
                                      Managers and determining the portion of
                                      the Fund's assets to be allocated to each
                                      Portfolio Manager, subject to the general
                                      supervision of the Adviser and the Board.
                                      The Fund will implement these allocation
                                      decisions by investing primarily in
                                      private investment partnerships and
                                      similar investment vehicles that are
                                      managed by Portfolio Managers ("Portfolio
                                      Funds").

                                      The investment programs of the Portfolio
                                      Managers may include both market neutral
                                      strategies, such as long/short equity
                                      investing and various types of arbitrage
                                      strategies, as well as directional
                                      strategies, such as event driven and
                                      distressed investments. Although some
                                      Portfolio Managers may pursue strategies
                                      that historically have exhibited low
                                      correlation to traditional equity markets,
                                      other Portfolio Managers may pursue
                                      directional strategies. In allocating the
                                      Fund's assets among Portfolio Managers
                                      that pursue directional strategies, the
                                      Investment Manager will emphasize
                                      investment programs that it believes are
                                      most likely to achieve high rates of
                                      return under prevailing market conditions.
                                      Many of the investment programs of
                                      Portfolio Managers involve the use of
                                      hedging and arbitrage techniques in the
                                      equity, fixed income, currency and
                                      commodity markets. These investment
                                      programs employ a variety of sophisticated
                                      investment techniques that include, among
                                      other things, short sales of securities,
                                      use of leverage (i.e., borrowing money for
                                      investment purposes), and transactions in
                                      derivative securities and other financial
                                      instruments such as stock options, index
                                      options, futures contracts and options on
                                      futures. Portfolio Managers' use of these
                                      techniques will be an integral part of
                                      their investment programs, and involves
                                      significant risks to the Fund.

                                      The investment strategies of the Portfolio
                                      Managers may include, among others:
                                      o     long/short equity;
                                      o     equity hedging and arbitrage;
                                      o     fixed income hedging and arbitrage;
                                      o     currency hedging and arbitrage;
                                      o     index arbitrage;
                                      o     interest rate arbitrage;
                                      o     merger arbitrage;
                                      o     convertible    bond   and   warrant
                                            hedging;
                                      o     statistical    long/short    equity
                                            strategies;
                                      o     pairs trading;
                                      o     event driven; and
                                      o     distressed issuer investing.

                                      These   strategies  are  described  under
                                      "Investment   Objectives   and  Principal
                                      Strategies   -  The   Fund's   Investment
                                      Program."

                                      Portfolio Managers will generally invest
                                      primarily in marketable securities,
                                      although certain Portfolio Managers may
                                      also invest in privately placed securities
                                      and other investments that are illiquid.
                                      Interests in the Portfolio Funds will not
                                      themselves be marketable and will only
                                      have limited liquidity. Portfolio Managers
                                      may invest and trade in a wide range of
                                      instruments and markets, including, but
                                      not limited to, domestic and foreign
                                      equities and equity-related instruments,
                                      currencies, financial futures, and fixed
                                      income and other debt-related instruments.
                                      Portfolio Managers are generally not
                                      limited as to the markets (either by
                                      location or type, such as large
                                      capitalization, small capitalization or
                                      non-U.S. markets) in which they may invest
                                      or the investment discipline that they may
                                      employ (such as value or growth or
                                      bottom-up or top-down analysis).

                                      Portfolio Funds in which the Fund will
                                      invest may include private investment
                                      limited partnerships, joint ventures,
                                      other investment companies and similar
                                      entities managed by Portfolio Managers. In
                                      addition, the Fund may on occasion retain
                                      one or more Portfolio Managers to manage
                                      and invest designated portions of the
                                      Fund's assets (either as separately
                                      managed accounts or by creating separate
                                      investment vehicles in which a Portfolio
                                      Manager will serve as general partner of
                                      the vehicle and the Fund will be the sole
                                      limited partner). (Any arrangement in
                                      which the Fund retains a Portfolio Manager
                                      to manage an account or investment vehicle
                                      for the Fund is referred to as a
                                      "Portfolio Account.")

                                      The Investment Manager will select
                                      Portfolio Managers on the basis of various
                                      criteria, generally including, among other
                                      things: the Portfolio Manager's
                                      performance during various time periods
                                      and market cycles; the Portfolio Manager's
                                      reputation, experience and training; its
                                      articulation of, and adherence to, its
                                      investment philosophy; the presence and
                                      deemed effectiveness of its risk
                                      management discipline; results of on-site
                                      interviews of the management team; the
                                      quality and stability of the Portfolio
                                      Manager's organization, including internal
                                      and external professional staff; and the
                                      existence of substantial investments in
                                      the Portfolio Manager's investment program
                                      by key personnel of the Portfolio Manager.

                                      The Investment Manager will regularly
                                      evaluate each Portfolio Manager to
                                      determine whether its investment program
                                      is consistent with the Fund's investment
                                      objective and whether its investment
                                      performance is satisfactory. Based on
                                      these evaluations, the Investment Manager
                                      will allocate and reallocate the Fund's
                                      assets among Portfolio Managers and may
                                      terminate or add Portfolio Managers. The
                                      termination of Portfolio Managers and the
                                      addition of Portfolio Managers that do not
                                      manage Portfolio Accounts will not require
                                      the approval of Members.

                                      See  "Investment  Objective and Principal
                                      Strategies."

                                      An   investment   in  the  Fund  involves
                                      substantial  risks and no  assurance  can
                                      be given that the Fund will  achieve  its
                                      investment objective.
The Investment Adviser                The    Fund's     investment     adviser,
                                      OppenheimerFunds,  Inc.,  has operated as
                                      an   investment   adviser  since  January
                                      1960.   The   Adviser    (including   its
                                      subsidiaries)   managed  more  than  $155
                                      billion  of assets  as of June 30,  2004.
                                      Its  clients   include  the   Oppenheimer
                                      mutual  funds  with  more  than 7 million
                                      shareholder accounts.

                                      Pursuant to an investment advisory
                                      agreement with the Fund (the "Advisory
                                      Agreement"), the Adviser is responsible
                                      for developing, implementing and
                                      supervising the Fund's investment program.
                                      The Adviser is authorized, subject to the
                                      approval of the Board and Members, to
                                      retain one of its affiliates to provide
                                      any or all of the investment advisory
                                      services required to be provided to the
                                      Fund or to assist the Adviser in providing
                                      these services. See "Management of the
                                      Fund--General."

                                      In consideration of services provided by
                                      the Adviser, the Fund will pay the Adviser
                                      a monthly fee (the "Management Fee")
                                      computed at the annual rate of 1.20% of
                                      the aggregate value of outstanding
                                      Interests determined as of the last day of
                                      the month (before any repurchases of
                                      Interests or Incentive Allocations). See
                                      "Management of the Fund." In addition, the
                                      Adviser (or an affiliated company of the
                                      Adviser that it designates) is entitled to
                                      be the special advisory member of the Fund
                                      (the "Special Advisory Member") and to
                                      receive in such capacity a
                                      performance-based incentive allocation
                                      that is determined as a percentage of the
                                      net profits in excess of a preferred
                                      return otherwise allocable to each Member
                                      and allocated to a capital account in the
                                      Fund maintained solely for this purpose
                                      (the "Special Advisory Account"). See
                                      "Management of the Fund--Incentive
                                      Allocation."
The Investment Manager                Tremont  Partners,  Inc., an affiliate of
                                      the  Adviser,  has been  retained  by the
                                      Adviser    to   serve   as   the   Fund's
                                      investment   manager   (the   "Investment
                                      Manager")   and   is   responsible    for
                                      providing      day-to-day      investment
                                      management  services to the Fund, subject
                                      to  the   supervision   of  the  Adviser.
                                      Since 1984,  the  Investment  Manager and
                                      its affiliates have provided  alternative
                                      investment  solutions to a diverse client
                                      base,  including financial  institutions,
                                      mutual funds, other investment  companies
                                      and high  net  worth  individuals.  These
                                      services  include tracking and evaluating
                                      over   2,000    domestic   and   offshore
                                      investment    funds.    The    Investment
                                      Manager   and   its    affiliates    were
                                      responsible  for the  allocation  of over
                                      $4.9  billion  of  client   assets  among
                                      alternative investment strategies,  as of
                                      June 30,  2004.  The Adviser will pay the
                                      Investment  Manager a  monthly  fee equal
                                      to 50% of the  amount  of the  Management
                                      Fee  earned by the  Adviser  pursuant  to
                                      the Advisory  Agreement.  See "Management
                                      of the Fund." In  addition,  the  Adviser
                                      has designated the Investment  Manager as
                                      the Special  Advisory  Member entitled to
                                      receive     in    such     capacity     a
                                      performance-based   incentive  allocation
                                      that is  determined  as a  percentage  of
                                      the net  profits in excess of a preferred
                                      return   otherwise   allocable   to  each
                                      Member.    The    Investment    Manager's
                                      retention   as  the   Fund's   investment
                                      manager  was  approved  by the  Board and
                                      was also  approved  by the Adviser as the
                                      Fund's sole initial Member.
Incentive Allocation                  The Adviser (or an affiliated  company of
                                      the  Adviser  that  it   designates)   is
                                      entitled  to receive a  performance-based
                                      allocation   equal  to  10%  of  the  net
                                      profits,   if  any,   in  excess  of  the
                                      "Preferred   Return"   (described  below)
                                      that  otherwise  would have been credited
                                      to the  capital  account  of each  Member
                                      (the   "Incentive    Allocation").    The
                                      Incentive   Allocation  will  be  debited
                                      from each  Member's  capital  account and
                                      credited   to   the   Special    Advisory
                                      Account,  and  generally  will be made as
                                      of the end of  each  calendar  year,  and
                                      upon  the   repurchase  of  the  Member's
                                      Interest  (or any  portion  thereof).  It
                                      will  apply only to net  profits  for the
                                      applicable   period  that  exceed   both:
                                      (i) the  Preferred Return for the period;
                                      and (ii) any  balance in a "Loss Recovery
                                      Account"  (described  below)  established
                                      for the Member.

                                      The Preferred Return is an amount
                                      determined by applying an annual
                                      percentage rate equal to 8% to the capital
                                      account balance of a Member as of the
                                      beginning of each fiscal period within the
                                      applicable the period for which the
                                      Incentive Allocation is to be determined
                                      (an "Allocation Period").

                                      The Incentive Allocation will be made only
                                      with respect to net profits allocable to a
                                      Member that exceed any balance in the
                                      Member's Loss Recovery Account. The Loss
                                      Recovery Account is a memorandum account
                                      with respect to each Member that has an
                                      initial balance of zero. As of the first
                                      day after the close of each Allocation
                                      Period, the balance of the account is
                                      adjusted in the manner provided by the
                                      Fund's Limited Liability Company Agreement
                                      (the "LLC Agreement") to increase the
                                      balance to reflect net losses allocated to
                                      the Member and to decrease the balance
                                      (but not below zero) to reflect any net
                                      profits allocated to the Member. The Loss
                                      Recovery Account operates to assure that a
                                      Member is not subject to the Incentive
                                      Allocation on net profits except to the
                                      extent they exceed prior net losses.

                                      With respect to a repurchase by the Fund
                                      as of a date that would not, but for such
                                      repurchase, be the end of an Allocation
                                      Period, the Incentive Allocation will
                                      apply on a proportionate basis if a
                                      portion of a Member's Interest is
                                      repurchased by the Fund. In such case, the
                                      Incentive Allocation will be made on a pro
                                      rata portion of any net profits allocable
                                      to the Member (based on the percentage
                                      portion of the Interest repurchased), and
                                      by attributing a pro rata portion of the
                                      Preferred Return and any balance in the
                                      Loss Recovery Account to the portion of
                                      the Interest being repurchased (with
                                      appropriate reduction to the Preferred
                                      Return and the remaining balance of the
                                      Loss Recovery Account as to the portion of
                                      the Interest that is not repurchased). See
                                      "Management of the Fund--Incentive
                                      Allocation."

                                      The Adviser has designated the Investment
                                      Manager as the Special Advisory Member of
                                      the Fund entitled to receive the Incentive
                                      Allocation. See "Management of the
                                      Fund--General."
Administration Fee                    Pursuant to an  Administration  Agreement
                                      between  the  Fund and the  Adviser,  the
                                      Fund will pay the  Adviser a monthly  fee
                                      computed  at the annual  rate of 0.25% of
                                      the   aggregate   value  of   outstanding
                                      Interests  determined  as of the last day
                                      of the month (before any  repurchases  of
                                      Interests  or Incentive  Allocations)  in
                                      consideration for certain  administrative
                                      services  provided  to  the  Fund  by the
                                      Adviser.    See    "Management   of   the
                                      Fund--Administrative Services."
Investor Servicing Fee                The    Fund    will    pay   a   fee   to
                                      OppenheimerFunds  Distributor,  Inc. (the
                                      "Distributor")   to   reimburse   it  for
                                      payments  made  to   broker-dealers   and
                                      certain  financial   advisers  that  have
                                      agreed  to   provide   ongoing   investor
                                      services    and    account    maintenance
                                      services  to  investors  in the Fund that
                                      are their  customers  ("Investor  Service
                                      Providers").   This   fee  will  be  paid
                                      quarterly and will be in an amount,  with
                                      respect   to   each   Investor    Service
                                      Provider,  not to exceed  the  lesser of:
                                      (i)  0.50%  (on an  annualized  basis) of
                                      the   aggregate   value  of   outstanding
                                      Interests  held by investors that receive
                                      services   from  the   Investor   Service
                                      Provider,  determined  as of the last day
                                      of  the  calendar   quarter  (before  any
                                      repurchases    of    Interests   or   the
                                      Incentive   Allocation);   or  (ii)   the
                                      Distributor's   actual  payments  to  the
                                      Investor Service  Provider.  In addition,
                                      effective  July 1, 2004,  the  Adviser in
                                      its  discretion  and from its own assets,
                                      may  pay  to  certain   Investor  Service
                                      Providers in respect of their  customers'
                                      investments  in the  Fund  an  additional
                                      amount   not  to  exceed   0.55%  (on  an
                                      annualized  basis) of the aggregate value
                                      of  outstanding  Interests  held  by such
                                      customers.   See   "Management   of   the
                                      Fund--Investor Servicing Arrangements."
Borrowing                             The Fund is  authorized  to borrow  money
                                      for   investment   purposes,    to   meet
                                      repurchase    requests   and   for   cash
                                      management  purposes.  Borrowings  by the
                                      Fund,  including any borrowings on behalf
                                      of  Portfolio  Accounts,  will be subject
                                      to  a  300%  asset  coverage  requirement
                                      under   the   Investment   Company   Act.
                                      Borrowings  by  Portfolio  Funds  are not
                                      subject   to   this   requirement.    Any
                                      borrowings  by the  Fund  for  investment
                                      purposes (a practice know as  "leverage")
                                      will  be  made   solely   for   Portfolio
                                      Accounts and involve  certain risks.  See
                                      "Risk Factors - Leverage;  Borrowing" and
                                      "Investment   Objective   and   Principal
                                      Strategies - Borrowing; Use of Leverage."
Investor Qualifications               Interests   are  being  offered  only  to
                                      investors  that  represent  that they are
                                      individuals  or  companies   (other  than
                                      investment  companies)  that  have  a net
                                      worth (or in the case of  individuals,  a
                                      joint net worth  with  their  spouse)  of
                                      more  than  $1,500,000  or that they meet
                                      certain other qualification  requirements
                                      ("Qualified  Investors").   In  addition,
                                      Interests   are  being  offered  only  to
                                      investors  that  are  U.S.   persons  for
                                      Federal  income tax  purposes and may not
                                      be  purchased  by  charitable   remainder
                                      trusts.

                                      Before an investor may invest in the Fund,
                                      the Distributor or the investor's sales
                                      representative will require a
                                      certification from the investor that it is
                                      a Qualified Investor and that it will not
                                      transfer its Interest except in the
                                      limited circumstances permitted under the
                                      LLC Agreement. (The form of investor
                                      certification that each investor will be
                                      asked to sign is contained in Appendix A
                                      of this prospectus.) If an investor's
                                      certification is not received on or before
                                      the date Interests are to be issued, the
                                      investor's order will not be accepted. See
                                      "Investor Qualifications."
Investor Suitability                  An investment in the Fund
                                      involves substantial risks.

                                      It is possible that an investor may lose
                                      some or all of its investment. Before
                                      making an investment decision, an investor
                                      should (i) consider the suitability of
                                      this investment with respect to its
                                      investment objectives and personal
                                      situation and (ii) consider factors such
                                      as its personal net worth, income, age,
                                      risk tolerance and liquidity needs.
                                      The Offering Interests are offered and may be
                                      purchased on a monthly basis or at such
                                      other times as may be determined by the
                                      Board.

                                      The minimum initial investment in the Fund
                                      by an investor is $50,000 (including the
                                      applicable sales load). Subsequent
                                      investments must be at least $25,000
                                      (including the applicable sales load).
                                      Investments of less than $500,000 are
                                      subject to a sales load of 2.5% and
                                      investments of $500,000 or more will be
                                      subject to a sales load of 1.5%, in each
                                      case computed as a percentage of the
                                      public offering price. Effective July 1,
                                      2004, the Fund will no longer offer Right
                                      of Accumulation privileges to new Members
                                      who purchase Interests after July 1, 2004.
                                      However, existing Members who properly
                                      notify the Fund, on or before July 1,
                                      2004, shall retain the ability to
                                      participate in the Right of Accumulation
                                      previously offered by the Fund. Pursuant
                                      to such Right of Accumulation, the amount
                                      of each additional investment in the Fund
                                      by a Member who can participate will be
                                      aggregated with the amount of the Member's
                                      initial investment and any other
                                      additional investments by the Member in
                                      determining the applicable sales load. The
                                      Right of Accumulation also applies to
                                      investments in the Fund by an investor's
                                      spouse and investments for certain related
                                      accounts. In addition, no sales load will
                                      be charged to certain types of investors.
                                      See "Distribution Arrangements."

                                      Also effective July 1, 2004, the Fund no
                                      longer honors Letters of Intent.

                                      The full amount of the sales load is
                                      reallowed by the Distributor to selling
                                      brokers and dealers. In addition, the
                                      Distributor (or one of its affiliates) may
                                      pay from its own resources additional
                                      compensation to brokers and dealers of up
                                      to 1% of the value of Interests sold by
                                      such brokers and dealers.
Distribution Policy                   The  Fund  has no  present  intention  of
                                      making periodic  distributions of its net
                                      income  or  gains,  if any,  to  Members.
                                      The  amount  and times of  distributions,
                                      if any,  will be  determined  in the sole
                                      discretion  of the Board.  Whether or not
                                      distributions  are made,  Members will be
                                      required  each  year  to  pay  applicable
                                      Federal and state income taxes.
Unlisted Closed-End Structure;        The  Fund  is  a  closed-end   management
  Limited Liquidity and               investment   company.   Closed-end  funds
  Transfer Restrictions               differ    from    open-end     management
                                      investment companies (commonly known as
                                      mutual funds) in that investors in a
                                      closed-end fund, such as the Fund, do not
                                      have the right to redeem their shares or
                                      interests on a daily basis.

                                      In addition, there is no public market for
                                      Interests and none is expected to develop.
                                      With very limited exceptions, Interests
                                      are not transferable, and liquidity will
                                      be provided only through repurchase offers
                                      made from time to time by the Fund, as
                                      described below. If an investor attempts
                                      to transfer its Interest in violation of
                                      the LLC Agreement, the transfer will not
                                      be permitted and will be void. An
                                      investment in the Fund is therefore
                                      suitable only for investors who can bear
                                      the risks associated with the limited
                                      liquidity of Interests and should be
                                      viewed as a long-term investment.

                                      Interests generally may be held only
                                      through the Distributor or a broker or
                                      dealer that has entered into a selling
                                      agreement with the Distributor.
Repurchases of Interests              No Member  will have the right to require
                                      the   Fund   to   redeem   the   Member's
                                      Interest.  The  Fund  from  time  to time
                                      may  offer  to   repurchase   outstanding
                                      Interests  pursuant to written tenders by
                                      Members.  Repurchase  offers will be made
                                      at such  times  and on such  terms as may
                                      be  determined  by the  Board in its sole
                                      discretion,     subject     to    certain
                                      regulatory  requirements  imposed  by SEC
                                      rules,  and  generally  will be offers to
                                      repurchase  at a specified  dollar amount
                                      of   outstanding   Interests.   The  Fund
                                      intends to offer to repurchase  Interests
                                      twice each year,  as of the last business
                                      day   of   March   and    September.    A
                                      redemption  fee  equal  to  1.00%  of the
                                      value of an  Interest  (or  portion of an
                                      Interest)  repurchased  by the Fund  will
                                      apply  if  the  date  as  of  which   the
                                      Interest is to be valued for  purposes of
                                      repurchase   is  less   than   one   year
                                      following the date of a Member's  initial
                                      investment  in the Fund.  If  applicable,
                                      the   redemption  fee  will  be  deducted
                                      before  payment  of  the  proceeds  of  a
                                      repurchase.  The LLC  Agreement  provides
                                      that the Fund  will be  dissolved  if the
                                      Interest   of   any   Member   that   has
                                      submitted    a   written    request   for
                                      repurchase    of   its    Interest,    in
                                      accordance  with  the  terms  of the  LLC
                                      Agreement,  has not been  repurchased  by
                                      the Fund  within a  period  of two  years
                                      after the Member's request.

                                      If a repurchase offer is oversubscribed by
                                      Members who tender Interests, the Fund
                                      will repurchase only a pro rata portion of
                                      the Interest tendered by each Member. In
                                      addition, a Member who tenders for
                                      repurchase only a portion of an Interest
                                      will be required to maintain a minimum
                                      capital account balance of $50,000, net of
                                      the amount of the Incentive Allocation, if
                                      any, that is to be debited from the
                                      capital account of the Member as of the
                                      date that the Fund values Interests for
                                      repurchase. The Fund maintains the right
                                      to reduce the portion of an Interest to be
                                      repurchased from a Member so that the
                                      required minimum capital account balance
                                      is maintained.

                                      The Fund may redeem all or part of an
                                      Interest if, among other reasons, the
                                      Adviser determines that it would be in the
                                      best interests of the Fund to do so. The
                                      Fund reserves the right to reduce that
                                      portion of the Interest to be purchased
                                      from a Member to maintain the Member's
                                      capital account balance at $50,000 if a
                                      Member tenders a portion of an Interest
                                      and the repurchase of that portion would
                                      cause the Member's capital account balance
                                      to fall below this required minimum. See
                                      "Repurchases of Interests and
                                      Transfers--No Right of Redemption" and
                                      "--Repurchases of Interests."
Taxation
                                      Special Fund Counsel has rendered an
                                      opinion that the Fund will be treated as a
                                      partnership and not as an association
                                      taxable as a corporation for Federal
                                      income tax purposes. Special Fund Counsel
                                      has also rendered its opinion that, under
                                      a "facts and circumstances" test set forth
                                      in regulations adopted by the U.S.
                                      Treasury Department, the Fund will not be
                                      treated as a "publicly traded partnership"
                                      taxable as a corporation. Accordingly, the
                                      Fund should not be subject to Federal
                                      income tax, and each Member will be
                                      required to report on its own annual tax
                                      return such Member's distributive share of
                                      the Fund's taxable income or loss.

                                      If it were determined that the Fund should
                                      be treated as an association or a publicly
                                      traded partnership taxable as a
                                      corporation (as a result of a successful
                                      challenge to the opinions rendered by
                                      counsel to the Fund or otherwise), the
                                      taxable income of the Fund would be
                                      subject to corporate income tax and any
                                      distributions of profits from the Fund
                                      would be treated as dividends. See
                                      "Taxes."
ERISA Plans And Other                 Because the Fund and Portfolio  Funds may
  Tax-Exempt Entities                 use  leverage,  investors  subject to the
                                      Employee Retirement Income Security Act of
                                      1974, as amended ("ERISA"), and other
                                      tax-exempt investors may incur income tax
                                      liability to the extent the Fund's
                                      transactions are treated as giving rise to
                                      unrelated business taxable income. The
                                      Fund is not designed for investment by
                                      charitable remainder trusts and,
                                      therefore, such trusts may not purchase
                                      Interests. See "Taxes."
Risks and Special Considerations      An   investment   in  the  Fund  involves
                                      substantial     risks     and     special
                                      considerations,       including       the
                                      following:
                                      o     Investing in the Fund can result in
                                            a loss of capital invested.
                                      o     Various risks are associated with
                                            the securities and other instruments
                                            in which Portfolio Managers may
                                            invest and the specialized
                                            investment techniques they may use.
                                      o     The Fund is, and certain Portfolio
                                            Funds may be, newly formed and have
                                            no operating histories.
                                      o     Interests     are     subject    to
                                            substantial     restrictions     on
                                            transfer     and    have    limited
                                            liquidity.
                                      o     The Fund is a non-diversified fund
                                            and invests in Portfolio Funds that
                                            may not have diversified investment
                                            portfolios and may, in some cases,
                                            concentrate their investments in a
                                            single industry or group of related
                                            industries.
                                      o     The  Fund   invests  in   Portfolio
                                            Funds or  Portfolio  Accounts  that
                                            will  charge  the Fund  asset-based
                                            fees  and  typically  will  also be
                                            entitled         to         receive
                                            performance-based      allocations.
                                            These are in  addition  to the fees
                                            and  Incentive  Allocation  imposed
                                            by the Fund.
                                      o     Performance-based allocations may
                                            create incentives for the Investment
                                            Manager or a Portfolio Manager to
                                            make risky investments.
                                      o     The Fund may be subject to
                                            performance-based allocations by
                                            Portfolio Managers even if the
                                            Fund's overall returns are negative.
                                      o     Investors will bear fees, expenses
                                            and performance-based allocations at
                                            the Fund level and also at the
                                            Portfolio Fund or Portfolio Account
                                            level.
                                      o     The fees and performance-based
                                            allocations payable by the Fund and
                                            Members are higher than those of
                                            most other registered investment
                                            companies.
                                      o     The   Adviser,    the    Investment
                                            Manager  and   Portfolio   Managers
                                            have    conflicts    of   interest.
                                            Portfolio    Managers    may,    in
                                            pursuing   independently   of   one
                                            another      their       respective
                                            investment    objectives,    effect
                                            offsetting   transactions,    which
                                            could  result  in the Fund  bearing
                                            transactional     costs     without
                                            obtaining any benefit.
                                      o     Portfolio Funds generally will not
                                            be registered as investment
                                            companies under the Investment
                                            Company Act.
                                      o     The Investment Manager may have
                                            little or no means of independently
                                            verifying information provided by
                                            Portfolio Managers.
                                      o     The Fund may make additional
                                            investments in or effect withdrawals
                                            from Portfolio Funds only at certain
                                            times.
                                      o     The Fund may receive securities that
                                            are illiquid or difficult to value
                                            in connection with withdrawals and
                                            distributions from Portfolio Funds.
                                      o     Delays in Portfolio Manager
                                            reporting may delay reports to
                                            Members and require Members to seek
                                            extensions of the deadline to file
                                            their tax returns.

                                      In view of the  risks  noted  above,  the
                                      Fund should be  considered a  speculative
                                      investment  and  investors  should invest
                                      in the Fund  only if they can  sustain  a
                                      complete loss of their investment.

                                      No guarantee or representation is made
                                      that the investment program of the Fund or
                                      any Portfolio Manager will be successful,
                                      that the various Portfolio Managers
                                      selected will produce positive returns or
                                      that the Fund will achieve its investment
                                      objective. See "Risk Factors."

SUMMARY OF FUND EXPENSES
            The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
   Maximum Sales Load (as a percentage of offering price).....2.50% (1)
   Redemption Fee (as percentage of value of Interest repurchased)      1.00%
      (applies to repurchases less than one year after date of initial investment)

Annual Expenses (as a percentage of net assets attributable to
   Interests)
   Management Fee.............................................1.20%
   Administration Fee.........................................0.25%(2)
   Investor Servicing Fee.....................................0.27%
   Other expenses.............................................0.56%(3)
   Total annual expenses
      (excluding Incentive Allocation)........................2.28%

   Incentive Allocation......................................10.00%(4)
      (as percentage of net profits in excess of Preferred Return)

   (1)   Investments of less than $500,000 are subject to a sales load of 2.5%
         and investments of $500,000 or more will be subject to a sales load of
         1.5%, in each case as a percentage of the public offering price. Under a Right of Accumulation offered by the Fund, the amount of each additional investment in the Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load. No sales load will be charged to certain types of investors. The Fund has ceased to offer this Right of Accumulation, and it is available only to
         Members who notified the Fund, on or before July 1, 2004, about their desire to participate.
         See "Distribution Arrangements."

   (2)   Under the terms of an administration agreement with the Fund, the
         Adviser will provide certain administrative services to the Fund, including, among others, assisting in the review of investor applications, handling Member inquiries regarding the Fund and preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund. In consideration for these services, the Fund will pay the Adviser a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding
         Interests determined as of the last day of each calendar month (the
         "Administration Fee").

   (3)   "Other Expenses" consist of transfer agent fees, custodial expenses, and accounting and legal expenses, among others.

   (4)   The Adviser (or an affiliate of the Adviser that it designates) is entitled to receive a performance-based allocation equal to 10% of the net profits, if any, in excess of the "Preferred Return" that otherwise would have been credited to the capital account of each Member (the
         "Incentive Allocation"). The Preferred Return is an amount determined by applying an annual percentage rate equal to 8% to the capital account balance of a Member as of the beginning of each fiscal period within the applicable the period for which the Incentive Allocation is to be determined. The Incentive Allocation will be debited from each
         Member's capital account and credited to a capital account maintained solely for this purpose (the "Special Advisory Account"), and generally will be made as of the end of each calendar year, and upon the repurchase of the Member's Interest (or a portion thereof). The
         Incentive Allocation will be made only with respect to net profits allocable to a Member that exceed any balance in the Member's Loss
         Recovery Account. See "Management of the Fund--Incentive Allocation."

            The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

            The following examples are based on the fees and expenses set forth above, including the Incentive Allocation, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. If the actual rate of return exceeds 5%, or if the difference between the Fund's actual rate of return and
Preferred Return is greater than the difference assumed in the examples below, the dollar amounts of expenses (which for purposes of the examples are assumed to include the Incentive Allocation) could be significantly higher because of the Incentive Allocation.

            The following examples are intended to help you understand the cost of investing in the Fund. The examples assume that you invest $1,000 in the Fund for the time periods indicated.

            The first example assumes that you redeem all of your investment at the end of those periods. The second example assumes that you keep your investment. Both examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

   ------------------------------------------------------------------
   If shares are
   redeemed:             1 Year     3 Years     5 Years    10 Years
   ------------------------------------------------------------------
   ------------------------------------------------------------------
                           $58        $94        $144        $280
   ------------------------------------------------------------------

   ------------------------------------------------------------------
   If shares are not     1 Year     3 Years     5 Years    10 Years
   redeemed:
   ------------------------------------------------------------------
   ------------------------------------------------------------------
                           $48        $94        $144        $280
   ------------------------------------------------------------------

            The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $50,000 in the Fund for the time periods indicated and reinvest your dividends and distributions.

            The first example assumes that you redeem all of your investment at the end of those periods. The second example assumes that you keep your investment. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

   ------------------------------------------------------------------
   If shares are         1 Year     3 Years     5 Years    10 Years
   redeemed:
   ------------------------------------------------------------------
   ------------------------------------------------------------------
                         $2,877     $4,723      $7,198     $14,000
   ------------------------------------------------------------------

   ------------------------------------------------------------------
   If shares are not     1 Year     3 Years     5 Years    10 Years
   redeemed:
   ------------------------------------------------------------------
   ------------------------------------------------------------------
                         $2,377     $4,723      $7,198     $14,000
   ------------------------------------------------------------------

RISK FACTORS
            An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

            Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the statement of additional information of the Fund
(the "SAI") and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

            General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio
Accounts. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

            Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile.
Price movements of forward, futures and other derivative contracts in which a
Portfolio Fund's or Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio
Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

            Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Members will not suffer losses.
The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing:

            Equity Securities. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Fixed-Income Securities. The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

            Non-U.S. Investments. It is expected that Portfolio Funds and
Portfolio Accounts will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S.
government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States.
Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.
There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets.
Portfolio Managers may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

            Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

            The Fund from time to time, may invest in non-U.S. Portfolio Funds which have similar risks (as described above) to investing in securities of
non-U.S. companies and countries.

            Illiquid Portfolio Investments. Portfolio Funds and Portfolio
Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or
Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

            The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or Portfolio Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

            Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by
Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio
Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

            Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

            Hedging Transactions. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio
Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary.
Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the
Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

            Counterparty Credit Risk. Many of the markets in which the Portfolio
Funds or Portfolio Accounts effect their transactions are "over-the-counter" or
"inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of
"exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.
These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the
Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to monitor counterparty credit exposure of
Portfolio Funds and Portfolio Accounts. The ability of Portfolio Funds and
Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties'
financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

            Leverage; Interest Rates; Margin. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The Fund, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also
"leverage" by using options, swaps, forwards and other derivative instruments.
Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Portfolio
Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Any borrowings by the Fund for investment purposes will be made solely for Portfolio Accounts.

            In general, the anticipated use of short-term margin borrowings by
Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or
Portfolio Funds have borrowed increase their maintenance margin requirements
(i.e., reduce the percentage of a position that can be financed), then the
Portfolio Funds or Portfolio Accounts could be subject to a "margin call,"
pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

            Short Selling. The Portfolio Managers may engage in short selling.
Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

            Portfolio Funds and Portfolio Accounts may also effect short sales
"against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain).
When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.
Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

            Lack of Operating History. Certain Portfolio Funds may be newly formed entities that have no operating histories. In such cases, the Investment
Manager will have evaluated the past investment performance of Portfolio
Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

            Non-Diversified Status. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment
Company Act of 1940, as amended (the "Investment Company Act") on the percentage of the Fund's assets that may be invested in the securities of any one issuer.
Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, not more than 10% of the Fund's net assets will be allocated to any one Portfolio Manager.

      In addition, although the Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries, Portfolio
Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets will be invested in Portfolio Funds that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries. Nevertheless, it is possible that, at any given time, the assets of Portfolio Funds in which the Fund has invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. The Fund does not believe that this situation is likely to occur given the nature of its investment program. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager
may not be able to determine at any given time whether or the extent to which
Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

            Incentive Allocation. Each Portfolio Manager generally will be entitled to receive performance-based allocations, expected to range from 15% to
25% of net profits, with respect to the Portfolio Fund that it manages.
Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

            In addition, the Adviser (or an affiliate that it designates) will generally be entitled to receive a performance-based allocation from the net profits, if any, in excess of the Preferred Return that otherwise would have been credited to the capital account of each Member (the "Incentive
Allocation"), assuming there is no positive balance in the Member's Loss
Recovery Account. This special allocation of 10% of such net profits may create an incentive for the Investment Manager to make investment decisions on behalf of the Fund that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the Incentive
Allocation is calculated on a basis that includes unrealized appreciation of the
Fund's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. See "Management of the Fund--Incentive Allocation."

            Limited Liquidity; In-kind Distributions. An investment in the Fund provides limited liquidity since Interests may be held only through the
Distributor or a broker or dealer that has entered into a selling agreement with the Distributor, and Members will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

            Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and the Investment Manager intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

            If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates.
However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of the Fund's assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase. In addition, a redemption fee equal to 1.00% of the value of an
Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund.

            The Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased
Interests. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase,
Members may receive in-kind distributions of investments from the Fund's portfolio (valued in accordance with the Fund's valuation policies) in connection with the repurchase of Interests by the Fund. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Members may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay. Any such distributions will be made on the same basis to all Members in connection with any particular repurchase offer. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See
"Repurchases of Interests and Transfers."

            Conflicts of Interest. The Adviser, the Investment Manager and their affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds. In addition, investment professionals associated with the Adviser, the Investment Manager or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members
(collectively with other accounts managed by the Adviser, the Investment Manager and their affiliates, "Other Accounts"). The Fund and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Adviser, the
Investment Manager and Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other
Accounts.

            There may be circumstances under which the Investment Manager or a
Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's or a Portfolio Fund's assets they commit to such investment. There also may be circumstances under which the Investment Manager or a Portfolio
Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or a Portfolio Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the
Investment Manager, and generally also the policy of the Portfolio Managers, that: investment decisions for the Fund, Portfolio Accounts and Other Accounts
be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.

            The Adviser, the Investment Manager, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund or Portfolio Funds. In addition, the Investment Manager and
Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees and Incentive Allocation to which the Fund and its Members are subject.

            Tax Risks. A noncorporate Member's share of the Fund's investment expenses (including, but not limited to, the Management Fee, the administration fee paid to the Adviser and the Fund's share of any fees payable by Portfolio
Funds to the Portfolio Managers) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining the noncorporate Member's alternative minimum tax liability will apply. See "Taxes."

            Distributions to Members and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to
Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See "Taxes."

            Possible Delays in Schedule K-1s. Each year, the Fund will distribute Schedules K-1 to Members so that they can prepare their respective income tax returns. The preparation of such returns is each Member's sole responsibility. The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their
Federal, state and local income tax returns. Members should consult their personal tax advisers.

            Considerations for ERISA Plans and Other Tax-Exempt Entities.
Investors subject to the Employee Retirement Income Security Act of 1974, as
amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase
Interests. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations" in the
SAI. Because the Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent the
Fund's transactions are treated as giving rise to unrelated business taxable income. See "Taxes." The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase
Interests.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

            Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. The Fund from time to time, may also invest in non-U.S. Portfolio Funds that also are not registered under the Investment Company Act. Investing in non-U.S. Portfolio Funds have similar risks to investing in securities of non-U.S. companies and countries. Although the Investment Manager expects to receive detailed information from each
Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment
Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager. In addition, many Portfolio Managers will not be registered as investment advisers under the Investment Advisers Act of
1940 (the "Advisers Act") in reliance on certain exemptions from registration under that act. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

            By investing in Portfolio Funds and Portfolio Accounts indirectly through the Fund, investors bear asset-based fees and performance-based allocations at the Fund level and the Portfolio Fund or Portfolio Account level.
Similarly, Members bear a proportionate share of the other operating expenses of the Fund (including the Investor Servicing Fee and administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $50,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers.

            Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other
Portfolio Managers or the investment performance of the Fund generally. Thus, a
Portfolio Manager with positive investment performance will receive this allocation from the Fund (and indirectly from Members) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio
Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a
Portfolio Fund or Portfolio Account whose shares are being sold by another
Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

            Since the Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase Interests; and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

            Portfolio Funds may be permitted to redeem their interests in-kind.
Thus, upon the Fund's withdrawal of all or a portion of its interest in a
Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

            The Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the Investment Company Act, certain
Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

            Portfolio Account Allocations. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a
Portfolio Account for the Fund, rather than invest in the Portfolio Manager's
Portfolio Fund. Portfolio Accounts can expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio
Account that is managed by a particular Portfolio Manager than the Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if the
Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

            Estimates. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit.
Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

            Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.

                INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

            The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. Current income is not an objective.
No assurance can be given that the Fund will achieve its investment objective.

            The Fund's investment objective is fundamental and may not be changed without the approval of Members. However, except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the
Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policies and strategies that are not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM

            The Fund pursues its investment objective by allocating its assets for investment among a select group of Portfolio Managers that are alternative asset managers employing a wide range of specialized investment strategies. It will allocate its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The Investment Manager is primarily responsible for selecting the
Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the
Adviser and the Board. The Fund will implement these allocation decisions primarily by investing in Portfolio Funds that are managed by Portfolio Managers selected by the Investment Manager.

            Portfolio Funds are generally private U.S. investment funds, although they may consist of certain qualifying non-U.S. private funds as well.
In the U.S., such funds are typically organized as limited partnerships, that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in the fund. The typical Portfolio Fund will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

            The Investment Manager takes a three-tiered approach to asset allocation and Portfolio Manager selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates first, a rigorous, top-down, or macro, view of the various alternative investment fund strategies; second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of Portfolio Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

            The investment programs of the Portfolio Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. Market neutral investment strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the performance of debt, equity and other markets. Many of the investment programs of Portfolio Managers involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Directional strategies include investment programs that exhibit a higher correlation to general market performance. In allocating the Fund's assets among Portfolio Managers that pursue directional strategies, the
Investment Manager will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions.

            The investment strategies of the Portfolio Managers may include, among others:

o     Long/short equity. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, with an emphasis on a Portfolio Manager's discretionary approach based on fundamental research, rather than a pure quantitative analysis approach. These types of portfolios usually have net long or short exposure significantly different than zero, distinguishing them from equity hedging and arbitrage strategies.

o     Equity  hedging  and  arbitrage.   This  strategy   generally   involves
      creating  simultaneously long and short matched equity portfolios of the same  size  within a  country.  Equity  market  neutral  portfolios  are usually  designed to be either  beta (a measure of an equity  security's volatility  relative to the equity market) or currency neutral, or both.
      Well-designed portfolios typically control for industry,  sector, market capitalization,  and other exposures as well.  Leverage is often applied to enhance  returns.  Arbitrage  is  designed to exploit  equity  market inefficiencies.

o     Fixed income hedging and arbitrage. This strategy seeks to exploit pricing anomalies within and across global fixed income markets and their derivative products using leverage to enhance returns.

o     Currency hedging and arbitrage. This strategy seeks to capture the price differential between a basket currency and its component currencies.

o     Index arbitrage. This strategy involves investing in a group of securities comprising an index, or a representative sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.

o     Interest rate arbitrage. This strategy seeks to exploit price anomalies between related securities with prices that fluctuate in response to interest rate movements.

o     Merger arbitrage. This strategy involves investing simultaneously in long and short positions in companies involved in a merger or acquisition in order to profit from the expected price movements of the acquiring and target companies.

o     Convertible bond and warrant hedging. This strategy involves investing in undervalued instruments that are convertible into equity securities and then hedging out systematic risks associated with either the convertible instrument, the underlying security or both.

o     Statistical long/short equity. This strategy involves constructing portfolios of offsetting long and short equity positions using mathematical or statistical techniques to identify relative value between long and short positions.

o     Pairs trading. This is a specific type of equity hedging strategy that involves effecting offsetting long and short equity positions in the same industry or sector.

o     Event driven. This strategy involves taking long or short positions in a security based on the expected value of the security upon completion of a certain transaction or event.

o     Distressed issuer. This strategy involves investing in debt or equity securities of issuers involved in the bankruptcy or reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities.

            Portfolio Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments.
Portfolio Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

            The Fund will not be limited with respect to the types of investment strategies that Portfolio Managers may employ or the markets (including non-U.S.
markets) or instruments in which they invest. The Investment Manager will continuously monitor for attractive investment opportunities resulting from marketing inefficiencies that it believes can be successfully exploited by hedge fund strategies. As such opportunities arise, the Investment Manager will seek to allocate the Fund's assets to Portfolio Managers that it believes will most effectively respond to such opportunities. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: the ability to invest in a professionally constructed and managed investment portfolio; access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies; reduced risk exposure that comes from investing with multiple
Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another. The Investment Manager expects generally to allocate the Fund's assets to approximately 10 to 20 Portfolio Managers.

            The multi-manager approach followed by the Fund will involve allocation of the Fund's assets to Portfolio Managers that employ various investment styles and strategies and will provide investors access to a variety of Portfolio Managers. The Fund will invest in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures, other investment companies and similar entities. The Fund from time to time, may invest in non-U.S. portfolio funds. However, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the
Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). (Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account.") The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the
"Managers") who are not "interested persons," as defined by the Investment
Company Act, of the Fund or the Portfolio Manager (the "Independent Managers").
The retention of a Portfolio Manager will in such cases also be subject to approval by Members, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund's participation in any
Portfolio Account arrangement will be subject to the requirement that the
Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts.

            Portfolio Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the Portfolio
Manager's performance during various time periods and market cycles; the
Portfolio Manager's reputation, experience and training; its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and whether key personnel of the
Portfolio Manager have substantial personal investments in the Portfolio
Manager's investment program.

            Not more than 10% of the Fund's net assets will be allocated to any one Portfolio Manager. In addition, the Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various Investment Company Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Portfolio Funds deemed attractive by the Investment Manager, the Fund may purchase non-voting securities of Portfolio Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity.

            Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid. Interests in
Portfolio Funds will not themselves be marketable and will only have limited liquidity. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Portfolio Funds,
Portfolio Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act
(such as the Fund). This involves various risks, including those associated with the fact that Portfolio Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of related industries. However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company Act, will apply in the case of Portfolio Accounts.

            The Investment Manager will regularly evaluate each Portfolio
Manager to determine whether its investment program is consistent with the
Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager may allocate and reallocate the Fund's assets among Portfolio Managers, may terminate existing Portfolio Managers and may select additional Portfolio Managers, subject to the condition that the selection of a new Portfolio Manager requires approval of the Board and Members, unless the Fund seeks and obtains an SEC order exempting it from certain provisions of the Investment Company Act. The
Fund may seek to obtain an SEC order exempting it from the requirement that
Members approve Portfolio Managers that are retained to manage Portfolio
Accounts. However, no assurance can be given that such an order will be issued.

BORROWING; USE OF LEVERAGE

            The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Risk Factors--Leverage; Borrowing."

            The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds.
The Asset Coverage Requirement will apply to borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for Portfolio Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii)
maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Portfolio Account's ability to otherwise invest those assets or dispose of those securities.

SHORT SELLING

            Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, the Portfolio Fund or Portfolio Account will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio Fund or Portfolio
Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. A short sale creates a risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover a short position. See "Risk Factors--Short Selling."

DERIVATIVES

            Portfolio Funds and Portfolio Accounts may use financial
instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Risk Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INVESTMENTS

            The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the
Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                             MANAGEMENT OF THE FUND
GENERAL

            The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are
Independent Managers.

            OppenheimerFunds, Inc. (the "Adviser") serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement"). It has operated as an investment adviser since January 1960. The Adviser (including its subsidiaries) managed more than $155 billion of assets as of June 30, 2004. Its clients include the Oppenheimer mutual funds with more than 7 million shareholder accounts. The Adviser is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008 and is an indirect, majority owned subsidiary of Massachusetts Mutual Life Insurance Company.

            Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The
Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

            As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the
"Management Fee") computed at the annual rate of 1.20% of the aggregate value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests or Incentive Allocations). The Adviser (or an
affiliated company of the Adviser that it designates) is also entitled to be the special advisory member of the Fund (the "Special Advisory Member") and to receive in such capacity a performance-based incentive allocation that is determined as a percentage of the net profits of the Fund otherwise allocable to each Member. See "Management of the Fund-- Incentive Allocation."

            Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the
Adviser. Since 1984, the Investment Manager and its affiliates have provided alternative investment solutions to a diverse client base including financial institutions, mutual funds, other investment companies and high net worth individuals. These services include tracking and evaluating over 2,000 domestic and offshore investment funds. The Investment Manager and its affiliates were responsible for the allocation of over $4.9 billion of client assets among alternative investment strategies, as of June 30, 2004. The Investment Manager is located at 555 Theodore Fremd Avenue, Rye, New York 10580, and since October
1, 2001 has been a majority owned subsidiary of Oppenheimer Acquisition
Corporation, which in turn is a wholly-owned subsidiary of Massachusetts Mutual
Life Insurance Company. The Adviser pays a monthly fee to the Investment Manager equal to 50% of the amount of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. (This fee is payable by the Adviser and not the
Fund). In addition, the Investment Manager has been designated by the Adviser to be the Special Advisory Member entitled to receive the performance-based incentive allocation described above. The Investment Manager's retention as the
Fund's investment manager was approved by the Board and was also approved by the
Adviser as the Fund's sole initial Member.

MANAGEMENT TEAM

            The following personnel of the Investment Manager will be the persons primarily responsible for selecting Portfolio Managers and allocating the Fund's assets among the Portfolio Managers:

      Sandra L.  Manzke,  Member,  Investment  Committee;  Co-Chief  Executive
      Officer,  TCM. Ms. Manzke established Tremont Partners,  Inc. in October
      1984 after  serving as a Principal at Rogers,  Casey &  Barksdale,  Inc.
      from 1976 to 1984.  Ms.  Manzke is also a Director  of  certain  private investment  partnerships  managed by the Investment  Manager.  From 1974 to  1976,  she  was an  independent  consultant  to  Bernstein  Macauley responsible for reviewing the firm's products.  In addition,  she served as an investment  manager at Scudder  Stevens & Clark from 1969 to 1974.
      Ms. Manzke received a Bachelor of Fine Arts degree from Pratt Institute.

      Robert I. Schulman,  Member,  Investment  Committee;  Co-Chief Executive
      Officer,  TCM. Mr.  Schulman  joined TCM in 1994.  Prior to that, he was responsible for Smith Barney's  Consulting  Services Division and Retail
      New  Product   Development  and  he  was  involved  in  all  aspects  of
      investment  management and manager  selection.  Mr. Schulman founded the
      Leveraged  Product  Division at E.F.  Hutton in 1982 and was responsible for the development of various  derivative  products,  as well as growth index and  financial  futures and options  trading.  In 1986, he assumed responsibility  for all retail products offered at E.F. Hutton.  He is a graduate  of New York  University  and  received  a Master  of  Business
      Administration degree in Finance from the Lubin School of Business.

      Barry H. Colvin,  CFA, Member,  Investment  Committee,  Chief Investment
      Officer,  Tremont  Partners,  Inc;  President,  TCM. Mr. Colvin  directs
      TCM's   alternative   investment   research  and  heads  the  Investment
      Manager's  Investment  Committee.  Prior to  joining  TCM in  1999,  Mr.
      Colvin  spent  three  years with Asset  Consulting  Group,  Inc.  of St.
      Louis,  Missouri,  first  as Vice  President  and  Head  of  Alternative
      Investments  and then as Director of  Research.  From 1995 to 1997,  Mr.
      Colvin was a  fixed-income  trader for General  American Life and before that  spent  two  years at  Scottsdale  Securities  as Head of  Business
      Development.  From 1987 to 1994,  he worked for Edward D. Jones & Co. in various  roles,  eventually  becoming a partner.  Mr. Colvin  received a
      Bachelor of Arts degree in Economics  from the  University  of Missouri.
      He is a Chartered Financial Analyst.

      Patrick  J.  Kelly,  CFA,  Member,  Investment  Committee;  Senior  Vice
      President and Director of Investment  Technology,  TCM. Mr. Kelly joined
      TCM in June  2001 and  directs  its  investment  technology  department.
      From 1998 to 2001,  he was Vice  President  and Risk  Manager  at Parker
      Global  Strategies.  From 1995 to 1998, Mr. Kelly was a Senior Portfolio
      Analyst at Ferrell Capital  Management and, from 1993 to 1995, Mr. Kelly was an analyst at Kidder,  Peabody,  & Co. Mr. Kelly received a Bachelor of  Science  degree in  Computer  Science,  Electrical  Engineering  and
      Mathematics   from   Hofstra   University   and  a  Master  of  Business
      Administration  degree in Finance from the Frank Zarb School of Business at Hofstra University.  He is a Chartered Financial Analyst.

      Cynthia J. Nicoll, Member,  Investment Committee;  Senior Vice President
      and Director of  Investment  Management,  TCM. Ms.  Nicoll joined TCM in
      December  2000 and directs its  investment  management  department.  Ms.
      Nicoll  came to Tremont  from  Parker  Global  Strategies  where she was
      Managing  Director  of  Strategic  Initiatives.  From 1993 to 1999,  she
      designed hedge  fund-indexed  structured  products for Greenwich Capital and  National  Westminster  Bank  PLC.  From  1979 to 1993,  Ms.  Nicoll
      marketed  foreign  exchange,  structured  debt and other  financings for
      Manufacturers   Hanover/Chemical   Bank  (now  JP  Morgan).  Ms.  Nicoll
      received  a  Bachelor  of Arts  degree  in  American  History  from Yale
      University  and a  Master  of  Business  in  Finance  and  International
      Business from New York University.

      Suzanne S. Hammond,  Senior Vice  President,  Secretary  and  Treasurer,
      TCM.  Ms.  Hammond  joined TCM in 1989 and is  responsible  for  program
      analysis  and  fund   administration/supervision   of  its   proprietary
      products.  Ms.  Hammond  is  also  responsible  for  certain  investment supervision  clients  and is a director  of certain  private  investment partnerships  managed by  affiliates  of the  Investment  Manager.  From
      1983 until 1989, Ms.  Hammond was a Senior Analyst with Rogers,  Casey &
      Barksdale,  Inc.  responsible  for  major  consulting  clients.  For the preceding five years,  Ms. Hammond served as the liaison  representative managing  listed  midwestern  companies on the New York Stock  Exchange,
      Inc.   She   received   a   Bachelor   of   Arts   degree   in   Russian
      History/Economics  from the  University of North  Carolina,  Chapel Hill and an  Associate  Degree  in  Business  Administration  from  Colby Jr.
      College.

ADMINISTRATIVE SERVICES

            Under the terms of an administration agreement with the Fund, the
Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling Member inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements (other than those relating to investment compliance);
coordinating and organizing meetings of the Board and meetings of Members and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay the
Adviser a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Interests determined as of the last day of each calendar month (the "Administration Fee").

INCENTIVE ALLOCATION

            The Adviser (or an affiliated company of the Adviser that it designates) is entitled to receive a performance-based allocation equal to 10%
of the net profits, if any, in excess of the "Preferred Return" (described below) that otherwise would have been credited to the capital account of each
Member (the "Incentive Allocation"). The Incentive Allocation will be debited from a Member's capital account and credited to the Special Advisory Account, and generally will be made as of the end of each calendar year, and upon the repurchase of the Member's Interest (or any portion thereof). It will also be made upon the admission of a substitute Member to whom the Interest of a Member has been transferred (unless no change in beneficial ownership results from the transfer) and when the Adviser (or an affiliate) ceases to serve as investment adviser of the Fund. (Each period for which the Incentive Allocation is determined is an "Allocation Period.") The Incentive Allocation will apply only to net profits for the applicable Allocation Period that exceed both: (i) the
Preferred Return for the Allocation Period; and (ii) any balance in a "Loss
Recovery Account" (described below) established for the Member.

            For purposes of calculating the Incentive Allocation and determining amounts to be credited to or debited from the Loss Recovery Account of a Member, net profits or net losses will generally be measured as the net change in the value of the Member's capital account (including the effect of any unrealized appreciation or depreciation in the Fund's investments, the Fund's realized gains and losses, and its income and expenses), before giving effect to any repurchases by the Fund of the Member's Interest or any portion thereof. The methods to be used in making these calculations are set forth in the Fund's
Limited Liability Company Agreement (the "LLC Agreement"). See Appendix B of
this prospectus.

            The Preferred Return is an amount determined by applying an annual percentage rate equal to 8% to the capital account balance of a Member as of the beginning of each fiscal period within the Allocation Period.

            In addition, the Incentive Allocation will be made only with respect to net profits allocable to a Member that exceed any balance in the Member's
Loss Recovery Account. The Loss Recovery Account is a memorandum account with respect to each Member that has an initial balance of zero. As of the first day after the close of each Allocation Period, the balance of the account is adjusted in the manner provided by the LLC Agreement to increase the balance to reflect net losses allocated to the Member and to decrease the balance (but not below zero) to reflect any net profits allocated to the Member. The Loss
Recovery Account operates to ensure that a Member is not subject to the
Incentive Allocation on net profits except to the extent they exceed prior net losses.

            With respect to a repurchase by the Fund as of a date that would not, but for such repurchase, be the end of an Allocation Period, the Incentive
Allocation will apply on a proportionate basis if a portion of a Member's
Interest is repurchased by the Fund. In such case, the Incentive Allocation will be made on a pro rata portion of any net profits allocable to the Member (based on the percentage portion of the Interest repurchased), and by attributing a pro rata portion of the Preferred Return and any balance in the Loss Recovery
Account to the portion of the Interest being repurchased (with appropriate reduction to the Preferred Return and the remaining balance of the Loss Recovery
Account as to the portion of the Interest that is not repurchased).

            The Adviser (or its designated affiliate) may withdraw any Incentive
Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made.

            The Incentive Allocation presents risks that are not present in funds without an incentive allocation. See "Risks--Incentive Allocation." The overall fees, expenses and the Incentive Allocation payable by the Fund or borne by Members will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund. Very few advisers of registered investment companies receive incentive allocations similar to the
Incentive Allocation.

ACCOUNTING AND CUSTODY SERVICES

            PFPC Inc. ("PFPC") provides various fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund will pay PFPC a monthly fee which is not expected to exceed
0.25% of the Fund's net assets on an annual basis and will reimburse PFPC for certain out-of-pocket expenses. PFPC Trust Company, an affiliate of PFPC, serves as the Fund's custodian and maintains custody of the Fund's assets. The principal business address of PFPC and PFPC Trust Company is 400 Bellevue
Parkway, Wilmington, Delaware 19809.

INVESTOR SERVICING ARRANGEMENTS

            Under the terms of an investor servicing agreement between the Fund and the Distributor (the "Investor Servicing Agreement"), the Distributor is
authorized to retain broker-dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a fee to the
Distributor to reimburse it for payments made to Investor Service Providers.
This fee will be paid quarterly and will be in an amount, with respect to each
Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or the Incentive Allocation); or (ii) the Distributor's actual payments to the
Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

      Effective July 1, 2004, the Adviser, in its discretion and from its own assets, may pay to certain Investor Service Providers in respect of their customers' investments in the Fund, an additional amount not to exceed 0.55% (on an annualized basis) of the aggregate value of outstanding Interests held by such customers.

FUND EXPENSES

            The Fund will bear its own expenses including, but not limited to:
the Management Fee; the Administration Fee; fees for Investor Services; any taxes; investment-related expenses incurred by the Fund (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, costs associated with organizing and operating Portfolio Accounts, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the
Independent Managers and the Fund's independent auditors; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of
Members, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

            Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

            The Fund's organizational expenses were borne voluntarily by the
Adviser. Initial offering costs were charged to capital and were borne by the
Adviser as a Member of the Fund upon commencement of the Fund's operations.

                             INVESTOR QUALIFICATIONS

            Interests are being offered only to investors that are "Qualified
Clients." Currently, Qualified Clients include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers" as defined by the
Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition,
Interests are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is contained in Appendix A of this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

            A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986,
as amended (the "Code")); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S.
persons have the authority to control all substantial decisions of such trust.

                     REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

            No Member or other person holding an Interest or a portion of an
Interest acquired from a Member will have the right to require the Fund to redeem that Interest or portion thereof. There is no public market for
Interests, and none is expected to develop. With very limited exceptions,
Interests are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of
Interest, see "Repurchases and Transfers of Interests--Transfers of Interests"
in the SAI.

REPURCHASES OF INTERESTS

            The Fund from time to time will offer to repurchase outstanding
Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. A redemption fee equal to 1.00% of the value of an
Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund.
If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase.

            In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Fund intends to offer to repurchase Interests twice each year, as of the last business day of March and
September. The LLC Agreement provides that the Fund will be dissolved if the
Interest of any Member that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the Member's request.
See "Repurchases and Transfers of Interests--Repurchase Offers" in the SAI. The
Board will also consider the following factors, among others, in making its determination:

whether any Members have requested to tender  Interests or portions thereof to the Fund;

the liquidity of the Fund's assets;

the investment plans and working capital requirements of the Fund;

the relative economies of scale with respect to the size of the Fund;

the history of the Fund in repurchasing Interests or portions thereof;

the economic condition of the securities markets; and

the anticipated tax  consequences of any proposed  repurchases of Interests or portions thereof.

            The Board will determine that the Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the
Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open.

            When Interests are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased, less the redemption fee, if applicable. However, in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the
Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. See "Risk Factors--General
Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members.

            A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the
Member exceed the Member's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment under the promissory note that will be given to the Member prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

            Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests,
Interests will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if a Member's entire Interest is repurchased)
approximately one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account, including any Incentive Allocation, and less the redemption fee, if applicable.
This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 95% of the estimated value of the
Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and be subject to audit adjustment.

            Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation
Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests.
Payments for repurchased Interests may be delayed under circumstances where the
Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio
Funds.

            A Member who tenders for repurchase only a portion of the Member's
Interest will be required to maintain a capital account balance of $50,000, net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member as of the Valuation Date with respect to the portion of the Interest repurchased. If a Member tenders a portion of an
Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

            Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules.

MANDATORY REDEMPTION BY THE FUND

            The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if:
ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by a
Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof. Members whose Interest, or a portion thereof, is redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of the Interest.

                         CALCULATION OF NET ASSET VALUE

            The net asset value of the Fund will be computed as of the close of business on the last day of each "fiscal period" (as defined under "Capital
Accounts" below). The Fund's net asset value is the value of the Fund's assets less its liabilities. In computing net asset value, the Fund will value interests in Portfolio Funds at their fair value in accordance with procedures adopted by the Board, which the Board has determined will ordinarily be the values of those interests as determined by the Portfolio Managers of the
Portfolio Funds in accordance with policies established by the Portfolio Funds.
Other securities and assets of the Fund (including securities and other investments held by Portfolio Accounts) will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

            Following the end of each month, each Portfolio Fund provides the
Investment Manager with a valuation report of the Portfolio Fund's performance and capital balances as of that month-end. From this information, the Investment
Manager prepares a Fund Portfolio asset value report, which the Investment
Manager supplies to the PFPC, Inc. as the Fund's Investor Accounting Services
Agent for monthly ("Member") capital account processing. The Investment Manager monitors all Portfolio Funds and compares the individual monthly results of each
Portfolio Fund with that of other private hedge fund managers that use the same type of investment strategy. In the unusual circumstance where a Portfolio
Fund's performance is not in line with its peer group, the Investment Manager will contact the Portfolio Fund's investment manager and attempt to find a logical and reasonable explanation for the disparity in returns. Any outlying results, either positive or negative, are followed up with the Portfolio Fund's investment manager to determine the cause and to see if further review of the situation is required. If the Investment Manager concludes that the information provided by a Portfolio Fund does not represent the fair value of the Fund's interests in the Portfolio Fund as of that month-end, the Investment Manager and the Adviser will take appropriate steps to revise the valuation.

            As a general matter, the fair value of the Fund's interest in a
Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio.
Using the nomenclature of the hedge fund industry, any values reported as
"estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the
Fund's valuation date.

            Prospective investors should be aware that there can be no assurance that the fair values of interests in Portfolio Funds as determined under the procedures described above will in all cases be accurate to the extent that the
Fund, the Board and the Investment Manager do not generally have access to all necessary financial and other information relating to the Portfolio Funds to determine independently the net asset values of those funds. The Board's results in accurately fair valuing securities whose market value is not readily ascertainable are subject to inaccuracies and that its valuation of portfolio positions could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

                                CAPITAL ACCOUNTS
GENERAL

            The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load). Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

            Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iv) any day as of which the Fund repurchases any Interest (or portion thereof) of any Member, or
(v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

            The Special Advisory Account is a capital account in the Fund that is maintained solely for the purpose of receiving the Incentive Allocation and no other allocations of profits, losses or other items are made to or from such account. Any balance in the Special Advisory Account will not be considered in determining the investment percentages of Members.

ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF OFFERING COSTS

            Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of
Members as of the last day of each fiscal period in accordance with Members'
respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund
(including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members'
respective investment percentages. As of the end of each Allocation Period, any
Incentive Allocation to be made from net profits otherwise allocable to a Member will be debited from the capital account of the Member and credited to the
Special Advisory Account. See "Management of the Fund--Incentive Allocation."
Ongoing offering costs as required by applicable accounting principles are capitalized and amortized to expense over twelve months on a straight-line basis.

            Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each
Member's capital account for the current and prior taxable years. Under the LLC
Agreement, the Adviser has the discretion to allocate specially an amount of the
Fund's capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member and to a Member that withdraws from the
Fund (a "Withdrawing Member"), in either case to the extent that the capital account balance of the Special Advisory Member or the Withdrawing Member exceeds the Federal income tax basis in their respective Interests.

ALLOCATION OF SPECIAL ITEMS

            Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the
Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

            Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

            Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction)
which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be;
provided, however, that if the reserve (or any increase or decrease therein)
exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

VOTING

            Each Member will have the right to cast a number of votes based on the value of the Member's capital account relative to the value of the capital accounts of all Members at any meeting of Members called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Managers, the approval of the
Advisory Agreement and the approval of the Fund's Independent Registered Public
Accounting Firm, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAXES
            The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member.
The Fund has not sought a ruling from the Internal Revenue Service (the
"Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the
Fund as a partnership for Federal income tax purposes.

            This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the
"Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.
This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund.
This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

            Prospective Members should consult with their own tax advisers in order to fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

            In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Prospective tax-exempt investors are urged to consult their own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

            Classification of the Fund. The Fund has received an opinion of counsel that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the
Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations")
provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Counsel also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section
7704, the text of the Section 7704 Regulations and certain representations of the Fund, Interests will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

            Unless otherwise indicated, references in the following discussion of the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in Portfolio Funds.

            As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

DISTRIBUTION ARRANGEMENTS

GENERAL

            The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a General
Distributor's Agreement entered into with the Fund. Interests may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified
Investors that meet all applicable requirements to invest in the Fund. The
Distributor maintains its principal office at 6803 South Tucson Way, Englewood,
Colorado 80112, and is an affiliate of the Adviser and the Investment Manager.

            Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

            Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests.

PURCHASE TERMS

            Interests are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the
Fund by an investor is $50,000 (less the applicable sales load). Subsequent investments must be at least $5,000 (less the applicable sales load). These minimums may be modified by the Fund from time to time. Interests are being sold subject to a sales load, described on the cover of this prospectus.

            Under a Right of Accumulation that is available only to Members who notified the Fund, on or before July 1, 2004, about their desire to participate, the amount of each additional investment in the Fund by such a Member will be aggregated with the amount of the Member's initial investment and any other additional investments in determining the applicable sales load. The Right of
Accumulation also permits an investor's investment in the Fund to be combined with investments made by the investor's spouse, or for individual accounts
(including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Interests purchased for a trust, estate or other fiduciary account
(including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at the current offering price, of Interests previously purchased and currently owned to the value of
Interests currently purchased to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

            In addition, the sales load may be waived in certain cases with respect to purchases of Interests by certain purchasers, including: persons affiliated with the Adviser (or with its affiliates); brokers and dealers that use Interests in connection with investment products they offer or that sell
Interests to defined contribution plans for which the broker or dealer provides administration services; and certain retirement plans and deferred compensation plans. For further information, see Appendix A of the SAI. To be eligible to receive a waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

            The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to brokers and dealers of up to 1% of the value of Interests sold by such brokers and dealers. The maximum underwriting compensation to be paid to underwriters and related persons in connect with the initial offering of Interests will not exceed 8% of the initial gross proceeds of Interests sold. Such compensation consists of the maximum sales load of 2.5% and the 1% additional compensation described above.

            Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, will be deposited in an escrow account maintained by PFPC, as escrow agent, at PNC Bank, Delaware, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date Interests are issued. The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

            Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix
A of this prospectus. An investor's certification must be received by the
Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

            The LLC Agreement is contained in Appendix B of this prospectus.
Each new investor will agree to be bound by all of its terms by executing the investor certification form.

GENERAL INFORMATION
            The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on
October 3, 2001. The Fund's address is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008, and its telephone number is
(212) 323-0200.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund during the period. The financial highlights information has been audited by
Ernst & Young LLP, the Fund's Independent Registered Public Accounting Firm,
whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

                              Financial Highlights

Oppenheimer Tremont Opportunity Fund, LLC

--------------------------------------------------------------------------------
Year Ended March 31,                  2004           2003            20021
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return                             11.19%           3.15%
                                                                           1.24%
Incentive Allocation                                      0.00%
                                 --------       ---------------
Total Return net of incentive    (0.35)%
                                 -------
allocation2                                     3.15%           0.00%
                                                                -----
                                         10.84%
                                                                           1.24%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental Data                $67,098         $36,615         $25,808
Members' capital, end of period
(in thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios to average members'
capital:3
Net investment loss4                    (2.22)%         (2.11)%        (2.45)%5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total expenses                            2.28%           2.16%          2.48%5
Incentive allocation                      0.25            0.006           0.00
                                 -------- ----  --------------- --------- ----

Total expenses and incentive              2.53%           2.16%
allocation                                                          2.48%5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio turnover rate6                   36%             29%              0%
--------------------------------------------------------------------------------

1. For the period from January 2, 2002 (commencement of operations) to March 31,
2002. 2. Total return assumes a purchase of an interest in the Fund on the first day and a sale of that same interest on the last day of the period noted, after
Incentive Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the
Fund. Total returns for a period of less than a full year are not annualized.
3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds. 4. Excludes impact of incentive allocation.
5. Annualized.
6. Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average fair value of investments in Investment Funds.

                                                                    APPENDIX A

                             INVESTOR CERTIFICATION

     I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net
Worth Requirement"); (B) an irrevocable trust that meets the Net Worth
Requirement; (C) a revocable trust and each grantor of the trust meets the Net
Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net
Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the
Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth
Requirement. I am not a charitable remainder trust.

          I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the
Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

          I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the
"Incentive Allocation" and "Redemptions, Repurchases of Interests and Transfers"
provisions in the prospectus.

      I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the
Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service
("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends,** or (3) the IRS has notified me that I am no longer subject to backup withholding. I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

          If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the
Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under
ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the
Plan and the Fiduciary; and (iii) the risks associated with an investment in the
Fund and the fact that I will be unable to redeem the investment. However, the
Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

          I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the
Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify OppenheimerFunds, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

          By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the
"Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining
"net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

** The Investor must cross out item (2) if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

NOTE: If the shareholders of a joint account are not spouses, both shareholders must sign this certification.

By:  ____________________        Print Name (and Title, if applicable):
----------------------

By:  ____________________        Print Name (and Title, if applicable):
----------------------

INFORMATION AND SERVICES

For More Information About Oppenheimer Tremont Opportunity Fund, LLC:

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this
Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:
----------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                                 1.800.858.9826
----------------------------------------------------------------------------
----------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
----------------------------------------------------------------------------
----------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or
                              read or down-load documents on the
                              OppenheimerFunds website:
                              WWW.OPPENHEIMERFUNDS.COM
----------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at
WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. is 811-10541      The Fund's shares are distributed
by:
PR0372.001.0704                           [logo] OppenheimerFunds
Distributor, Inc.
Printed on recycled paper.

                  Oppenheimer Tremont Opportunity Fund, LLC

                                  July 30, 2004

                       STATEMENT OF ADDITIONAL INFORMATION

                           Two World Financial Center
                         225 Liberty Street, 11th Floor
                          New York, New York 10281-1008
                                 (212) 323-0200
                            toll-free (800) 858-9826

            This Statement of Additional Information ("SAI") is not a
prospectus. This SAI relates to and should be read in conjunction with the prospectus of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund"), dated July
30, 2004. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

            This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT POLICIES AND PRACTICES.............................................
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF INTERESTS.................
BOARD OF MANAGERS.............................................................
INVESTMENT ADVISORY SERVICES..................................................
CONFLICTS OF INTEREST.........................................................
TAX ASPECTS...................................................................
ERISA CONSIDERATIONS..........................................................
BROKERAGE.....................................................................
VALUATION OF ASSETS...........................................................
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL...............
CUSTODIAN.....................................................................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................
SUMMARY OF LLC AGREEMENT......................................................
FUND ADVERTISING AND SALES MATERIAL...........................................
NO LETTER OF INTENT; NO RIGHT OF ACCUMULATION...............................

FINANCIAL STATEMENTS..........................................................
APPENDIX  A - SALES LOAD WAIVERS...........................................A-1

                        INVESTMENT POLICIES AND PRACTICES
            The investment objective and principal investment strategies of the
Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

            The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the
Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a)
of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

Issue senior securities, except to the extent permitted by Section 18 of the
Investment Company Act or as otherwise permitted by the Securities Exchange
Commission (the "SEC").

Borrow money, except to the extent permitted by Section 18 of the Investment
Company Act or as otherwise permitted by the SEC.

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment
Company Act.

Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or group of related industries; provided, however, that the Fund will invest 25% or more of the value of its total assets in Portfolio Funds (except temporarily during any period of adverse market conditions generally affecting Portfolio
Funds), but will not invest 25% or more of the value of its total assets in
Portfolio Funds that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.

            With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of investment funds in which assets of the Fund are invested, but will apply to investments made by the Fund (or any account consisting solely of Fund assets).

            The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

            As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Portfolio Funds") that are managed by alternative asset managers ("Portfolio Managers") that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. The
Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the
Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

EQUITY SECURITIES

            The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Portfolio Managers may generally invest Portfolio Funds and
Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

            Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by
U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.
Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

            Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization
(a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

            A Portfolio Fund's or Portfolio Account's investments in
non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

            Portfolio  Funds and  Portfolio  Accounts may invest in equity and fixed-income  securities of non-U.S.  issuers and in depositary receipts, such as American  Depositary  Receipts ("ADRs"),  that represent indirect interests in  securities of non-U.S.  issuers.  Non-U.S.  securities in which  Portfolio
Funds and Portfolio  Accounts may invest may be listed on non-U.S.  securities exchanges or traded in non-U.S.  over-the-counter  markets or may be purchased in private  placements  and not be publicly  traded.  Investments  in non-U.S.
securities  are affected by risk factors  generally  not thought to be present in the United States.  These factors are listed in the prospectus  under "Risk
Factors--Non-U.S. Investments."

            As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S.
currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.
Forward contracts are transactions involving the Portfolio Fund's or Portfolio
Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or
Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio
Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security.
This technique would allow the Portfolio Fund or Portfolio Account to "lock in"
the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's non-U.S.
securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio
Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

            ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository
Receipts are not obligated to disclose material information in the United
States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

            The Fund, Portfolio Funds and Portfolio Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as
Tremont Partners, Inc., the Fund's investment manager (the "Investment
Manager"), or Portfolio Managers deem appropriate under the circumstances. The
Fund or Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

            Repurchase agreements are agreements under which the Fund, a
Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio
Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account.
Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

            Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

            DERIVATIVES. Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

            Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance.

            If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A
Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the
Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

            OPTIONS AND FUTURES. The Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a
Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Portfolio Funds and
Portfolio Accounts may include options on baskets of specific securities.

            The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives.
A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio
Accounts need not be covered.

            A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

            Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction.
The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

            The use of derivatives that are subject to regulation by the
Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and
Portfolio Accounts could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. If applicable CFTC rules change, more restrictive conditions may be applied to the
Fund's use of certain derivatives.

            Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United
States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

            Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

            Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

            Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

            OPTIONS ON SECURITIES INDEXES. Some or all of the Portfolio Managers
may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the
Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

            WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            SWAP AGREEMENTS. The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio
Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by a Portfolio Fund or Portfolio
Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio
Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

            To achieve investment returns equivalent to those achieved by a
Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.
The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

            A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio
Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Portfolio Fund or
Portfolio Account generally will receive collateral consisting of cash, U.S.
Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

            To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

            Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio
Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or
Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the
Portfolio Fund or Portfolio Account may incur a loss.

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF INTERESTS

REPURCHASE OFFERS
            As discussed in the prospectus, offers to repurchase Interests will be made by the Fund at such times and on such terms as may be determined by the
Board of Managers of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the
Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendation of OppenheimerFunds,
Inc. (the "Adviser"), the Fund's investment adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

            The Board will cause the Fund to make offers to repurchase Interests or portions thereof from Members pursuant to written tenders only on terms it determines to be fair to the Fund, subject to certain regulatory requirements imposed by SEC rules, and to all Members or persons holding Interests acquired from Members. When the Board determines that the Fund will repurchase Interests or portions thereof, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their
Interests from the Adviser during such period. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member.

            As discussed in the prospectus, the Fund will issue notes to tendering Members in connection with the repurchase of Interests. Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or
(iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

            Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of
Interests.

MANDATORY REDEMPTIONS

            As noted in the prospectus, the Fund has the right to redeem an
Interest or portion of an Interest of a Member or any person acquiring an
Interest or portion thereof from or through a Member under certain circumstances. Such mandatory redemptions may be made if:

an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

ownership of an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund or OFI, or may subject the Fund or any
Members to an undue risk of adverse tax or other fiscal consequences;

any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

it would be in the best interests of the Fund to redeem an Interest or portion thereof.

TRANSFERS OF INTERESTS

            No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or
(ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to transfer unless the transfer is (i) one in which the tax basis of the
Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii)
to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no
Member will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and of the
Member transferring the Interest if the transfer involves less than its entire
Interest, is at least equal to Fund's minimum investment requirement.

            Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"),
but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a
Member transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem its Interest.
Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

            The LLC Agreement provides that each Member has agreed to indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS
            The Board of the Fund provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

            The Managers are not required to contribute to the capital of the
Fund or to hold Interests in the Fund. A majority of the Managers are persons who are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Managers"). The Independent Managers
perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

            The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

       Oppenheimer Tremont Opportunity Fund, LLC Managers and Officers

      The address of each Manager and Interested Manager in the charts below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Manager serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Managers
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                    Range of  Any of the
Position(s) Held     Other Trusteeships/Directorships Held by  Shares    Oppenheimer
with Fund,           Manager;                                  BeneficialFunds
Length of Service,   Number of Portfolios in Fund Complex      Owned in  Overseen
Age                  Currently Overseen by Manager             the Fund  by Managers
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald J. Abdow,     Chairman (since 1959) of Abdow            Over      Over
Manager since 2002   Corporation (operator of restaurants);    $100,000  $100,000
Age:  72             Trustee of the following real estate
                     businesses (owners and operators of
                     restaurants): G&R Realty Co. (since 1978), G&R Trust Co.
                     (since 1973), Abdow Partnership (since 1975), Auburn
                     Associates (since 1983); Hazard Associates (since 1985);
                     Trustee of MML Series Investment Fund (since 1993) and of
                     MassMutual Institutional Funds (MMIF) (since 1994)
                     (open-end investment companies); Trustee (since 1987) of
                     Bay State Health System (health services); Chairman (since
                     1996) of Western Mass Development Corp. (non-profit land
                     development); Chairman (since 1991) of American
                     International College (non-profit college). Oversees 10
                     portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joseph M. Wikler,    Self-employed as an investment            None      $10,001-$50,000
Manager since 2002   consultant; a director (since 1996) of
Age:  63             Lakes Environmental Association, and
                     Medintec (since 1992) and Cathco (since
                     1995) (medical device companies); a
                     member of the investment committee of
                     the Associated Jewish Charities of
                     Baltimore (since 1994); formerly a
                     director of Fortis/Hartford mutual funds
                     (1994 - December 2001). Oversees 10
                     portfolios in the OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Peter I. Wold,       President of Wold Properties, Inc. (an    Over      Over
Manager since 2002   oil and gas exploration and production    $100,000  $100,000
Age:  56             company); Vice President, Secretary and
                      Treasurer of Wold Trona Company, Inc.
                      (soda ash processing and production);
                      Vice President of Wold Talc Company,
                     Inc. (talc mining); Managing Member, Hole-in-the-Wall Ranch
                     (cattle ranching); formerly Director and Chairman of the
                     Board, Denver Branch of the Federal Reserve Bank of Kansas
                     City (1993 - 1999) and Director of PacifiCorp. (1995 -
                     1999), an electric utility. Oversees 10 portfolios in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                 Interested Manager
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                    Range of  Any of the
Position(s) Held     Other Trusteeships/Directorships Held by  Shares    Oppenheimer
with Fund,           Manager;                                  BeneficialFunds
Length of Service,   Number of Portfolios in Fund Complex      Owned in  Overseen
Age                  Currently Overseen by Manager             the Fund  by Manager
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Eustis Walcott,      Principal with Ardsley Associates (since  None      $10,001-$50,000
Manager since 2002   2000) (consulting firm); Director (since
Age:  66             October 2000) of Cornerstone Real Estate
                     Advisors (real estate equity investment management
                     services) and MML Investors Services (individual
                     retirement, insurance, investment, and life event planning products and services company) (both affiliates of the
                     Manager; Trustee of OFI Trust Company (since 2001) (also an affiliate of the Manager). Formerly Trustee of the American
                     International College (1995 - December 2003); Senior Vice
                     President, MassMutual Financial Group (May 1990 - July
                     2000). Oversees 10 portfolios in the OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. Mr. Murphy
serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Manager and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                    Range of  any of the
Position(s) Held     Other Trusteeships/Directorships Held by  Shares    Oppenheimer
with Fund,           Manager;                                  BeneficialFunds
Length of Service;   Number of Portfolios in Fund Complex      Owned in  Overseen
Age                  Currently Overseen by Manager             the Fund  by Manager
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy, Chairman, Chief Executive Officer and $50,001-10Over0 President,
Manager director (since June 2001) and President $100,000 and Chairman of the
(since September 2000) of the Adviser; Board of Managers; President and a
director or trustee of Manager since 2002 other Oppenheimer funds; President and a Age: 55 director (since July 2001) of
                     Oppenheimer Acquisition Corp. (the Adviser's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                     holding company subsidiary of the Adviser); a director
                     (since November 2001) of OppenheimerFunds Distributor, Inc.
                     (a subsidiary of the Adviser); Chairman and a director
                     (since July 2001) of Shareholder Services, Inc. and of
                     Shareholder Financial Services, Inc. (transfer agent
                     subsidiaries of the Adviser); President and a director
                     (since July 2001) of OppenheimerFunds Legacy Program (a
                     charitable trust program established by the Adviser); a
                     director of the following investment advisory subsidiaries of the Adviser: OFI Institutional Asset Management, Inc.,
                     Centennial Asset Management Corporation, Trinity Investment
                     Management Corporation and Tremont Capital Management, Inc.
                     (since November 2001), HarbourView Asset Management
                     Corporation and OFI Private Investments, Inc. (since July
                     2001); President (since November 1, 2001) and a director
                     (since July 2001) of Oppenheimer Real Asset Management,
                     Inc.; Executive Vice President (since February 1997) of
                     Massachusetts Mutual Life Insurance Company
                     (OppenheimerFunds, Inc.'s parent company); a director
                     (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company,
                     Inc.); a member of the Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through
                     September 30, 2006). Formerly, Chief Operating Officer
                     (September 2000-June 2001) of the Adviser; President and
                     trustee (November 1999-November 2001) of MML Series
                     Investment Fund and MassMutual Institutional Funds
                     (open-end investment companies); a director (September
                     1999-August 2000) of C.M. Life Insurance Company;
                     President, Chief Executive Officer and director (September
                     1999-August 2000) of MML Bay State Life Insurance Company;
                     a director (June 1989-June 1998) of Emerald Isle Bancorp
                     and Hibernia Savings Bank (a wholly-owned subsidiary of
                     Emerald Isle Bancorp). Oversees 73 portfolios as
                     Trustee/Director and 10 portfolios as Officer in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The  address  of the  Officers  in the chart  below is as  follows:  for
Messrs.  Zack and Pisapia and Ms. Lee, Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, NY 10281-1008,  for Messrs.  Petersen and Wixted
and Ms. Ives,  6803 S. Tucson Way,  Centennial,  CO  80112-3924.  Each Officer
serves for an annual  term or until his or her earlier  resignation,  death or removal.

--------------------------------------------------------------------------
                          Officers of the Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Name;                        Principal occupation(s) during past 5 years
Position;
Commencement of Service;
Age
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Brian W. Wixted,             Senior Vice  President and Treasurer  (since
Treasurer since 2002         March  1999) of the  Adviser;  Treasurer  of
Age:  44                     HarbourView  Asset  Management  Corporation,
                             Shareholder   Financial   Services,    Inc.,
                             Shareholder  Services,   Inc.,   Oppenheimer
                             Real  Asset  Management   Corporation,   and
                             Oppenheimer   Partnership   Holdings,   Inc.
                             (since   March   1999),   of   OFI   Private
                             Investments,  Inc.  (since March  2000),  of
                             OppenheimerFunds   International   Ltd.  and
                             OppenheimerFunds  plc (since  May 2000),  of
                             OFI  Institutional  Asset  Management,  Inc.
                             (since     November     2000),     and    of
                             OppenheimerFunds  Legacy Program (a Colorado
                             non-profit  corporation)  (since June 2003);
                             Treasurer   and  Chief   Financial   Officer
                             (since  May  2000) of OFI Trust  Company  (a
                             trust       company       subsidiary      of
                             OppenheimerFunds,      Inc.);      Assistant
                             Treasurer  (since March 1999) of Oppenheimer
                             Acquisition   Corp.    Formerly    Assistant
                             Treasurer  of  Centennial  Asset  Management
                             Corporation  (March  1999-October  2003) and
                             OppenheimerFunds   Legacy   Program   (April
                             2000-June   2003);   Principal   and   Chief
                             Operating  Officer (March  1995-March  1999)
                             at   Bankers   Trust   Company-Mutual   Fund
                             Services   Division.   An   officer   of  83
                             portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Philip Vottiero,             Vice President/Fund Accounting of the
Assistant Treasurer since    Adviser since March 2002. Formerly Vice
2002                         President/Corporate Accounting of the
Age:  41                     Adviser (July 1999-March 2002) prior to
                             which he was Chief Financial Officer at Sovlink
                             Corporation (April 1996-June 1999). An officer of
                             83 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Brian Petersen,              Assistant Vice President of the Adviser
Assistant Treasurer since    since August 2002; formerly
2004                         Manager/Financial Product Accounting
Age: 33                      (November 1998-July 2002) of the Adviser.
                             An officer of 83 portfolios in the OppenheimerFunds
                             complex.
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Robert G. Zack,              Executive  Vice  President   (since  January
Secretary since 2002         2004) and General  Counsel  (since  February
Age:  55                     2002) of the Manager;  General Counsel and a
                             director (since November 2001) of the Distributor;
                             General Counsel (since November 2001) of Centennial
                             Asset Management Corporation; Senior Vice President
                             and General Counsel (since November 2001) of
                             HarbourView Asset Management Corporation; Secretary
                             and General Counsel (since November 2001) of
                             Oppenheimer Acquisition Corp.; Assistant Secretary
                             and a director (since October 1997) of
                             OppenheimerFunds International Ltd. and
                             OppenheimerFunds plc; Vice President and a director
                             (since November 2001) of Oppenheimer Partnership
                             Holdings, Inc.; a director (since November 2001) of
                             Oppenheimer Real Asset Management, Inc.; Senior
                             Vice President, General Counsel and a director
                             (since November 2001) of Shareholder Financial
                             Services, Inc., Shareholder Services, Inc., OFI
                             Private Investments, Inc. and OFI Trust Company;
                             Vice President (since November 2001) of
                             OppenheimerFunds Legacy Program; Senior Vice
                             President and General Counsel (since November 2001)
                             of OFI Institutional Asset Management, Inc.; a
                             director (since June 2003) of OppenheimerFunds
                             (Asia) Limited. Formerly Senior Vice President (May
                             1985-December 2003), Acting General Counsel
                             (November 2001-February 2002) and Associate General
                             Counsel (May 1981-October 2001) of the Manager;
                             Assistant Secretary of Shareholder Services, Inc.
                             (May 1985-November 2001), Shareholder Financial
                             Services, Inc. (November 1989-November 2001); and
                             OppenheimerFunds International Ltd. (October
                             1997-November 2001). An officer of 83 portfolios in
                             the OppenheimerFunds complex.
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Kathleen T. Ives,            Vice President  (since June 1998) and Senior
Assistant Secretary since    Counsel  and  Assistant   Secretary   (since
2002                         October   2003)   of   the   Manager;   Vice
Age:  38                     President   (since   1999)   and   Assistant
                             Secretary (since October 2003) of the Distributor;
                             Assistant Secretary (since October 2003) of
                             Centennial Asset Management Corporation; Vice
                             President and Assistant Secretary (since 1999) of
                             Shareholder Services, Inc.; Assistant Secretary
                             (since December 2001) of OppenheimerFunds Legacy
                             Program and of Shareholder Financial Services,
                             Inc.. Formerly an Assistant Counsel (August
                             1994-October 2003) and Assistant Vice President of
                             the Manager (August 1997-June 1998). An officer of
                             83 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------
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Dina C. Lee                  Assistant   Vice   President  and  Assistant
Assistant   Secretary  since Counsel  of  the  Manager  (since   December
2002                         2000);  formerly an attorney  and  Assistant
Age: 34                      Secretary of Van Eck Global (until  December
                             2000). An officer of 48 portfolios in the
                             OppenheimerFunds complex.
--------------------------------------------------------------------------
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Peter E. Pisapia,            Assistant Vice President and Assistant
Assistant Secretary since    Counsel of the Manager since December 2002.
2004                         Formerly, Associate Counsel at AIG
Age:  31                     SunAmerica Asset Management Corp. (October
                             1997-December 2002). An officer of 48
                             portfolios in the OppenheimerFunds complex.
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      |X| Remuneration of Managers. The officers of the Fund and one Manager of the Fund (Mr. Murphy) who are affiliated with the Adviser or the Investment
Manager receive no salary or fee from the Fund. The Managers of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal period ended March 31, 2004. The compensation from all of the Board IV
Funds represents compensation received as a trustee, manager or member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

COMPENSATION

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Trustee Name and Other Fund          Aggregate        Total Compensation
                                                      From Fund and Fund
                                 Compensation from     Complex Paid to
Position(s) (as applicable) Fund1 Trustees (9 funds)*
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ronald J. Abdow                        $2,350              $69,0002
Trustee, Audit Committee Member
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Eustis Walcott                         $2,133              $19,000
Trustee
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Joseph M. Wikler                       $2,349              $21,000
Trustee, Audit Committee Member
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Peter I. Wold                          $2,348              $21,000
Trustee, Audit Committee Member
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1. Aggregate Compensation from the Fund includes fees and deferred compensation, if any, for a Trustee.
2. Includes $48,000 compensation paid to Mr. Abdow for serving as a trustee for two open-end investment companies (MassMutual Institutional Funds and MML
   Series Investment Fund) the investment advisor for which is the indirect parent company of the Fund's Manager. The Manager also serves as the
   Sub-Advisor to the MassMutual International Equity Fund, a series of
   MassMutual Institutional Funds.

* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with SEC regulations. The Manager does not consider MassMutual
Institutional Funds and MML Series Investment Fund to be part of the
OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

            The Managers who are not employees of the Adviser, including its affiliates, are each paid an annual retainer of $16,000 and per meeting fees of
$500. The other Managers receive no annual or other fees from the Fund. All
Managers are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

            The Managers serve on the Board for terms of indefinite duration. A
Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A
Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. The Managers will render assistance to shareholders on the question of the removal of Managers in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the shareholders. The Managers may call a meeting of shareholders to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the shareholders cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Managers or dissolving the Fund.

CODES OF ETHICS

            The Fund, the Adviser, the Investment Manager and OppenheimerFunds
Distributor, Inc. ("OFDI"), the Fund's distributor, have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of the Adviser and the
Investment Manager, as well as employees of the Adviser and the Investment
Manager having knowledge of the investments and investment intentions of the
Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on
the operation of the Public Reference Room may be obtained by calling the SEC at
1-202-942-8090. The codes of ethics are available on the EDGAR database on the
SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

|X| Portfolio Proxy Voting. The Fund is a fund-of-funds that invests primarily in Portfolio Funds which have investors other than the Fund. The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser and the Adviser has delegated to the Investment Manager to vote the Fund's proxies in accordance with its proxy voting guidelines and procedures. However, the Fund invests primarily in securities of private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities, if any, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its members.
For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the Fund has adopted the OppenheimerFunds Portfolio Proxy
Voting Policies and Procedures. The OppenheimerFunds Proxy Voting Guidelines on
routine and non-routine proxy proposals are summarized below.
o        The Fund would vote with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o        In general, the Fund would oppose anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o        The Fund would support shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund would oppose proposals to classify the board of directors. o The Fund would support proposals to eliminate cumulative voting. o The Fund would oppose re-pricing of stock options. o The Fund would generally consider executive compensation questions such
         as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund would generally support management proposals, the Fund opposes plans it considers to be excessive.

      The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at
1.800.858.9826 and (ii) on the SEC's website at WWW.SEC.GOV.

                          INVESTMENT ADVISORY SERVICES
THE INVESTMENT ADVISER

            The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board.
The Adviser is a majority owned subsidiary of Oppenheimer Acquisition
Corporation, which in turn is a wholly owned subsidiary of Massachusetts Mutual
Life Insurance Company ("MassMutual").

            Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated November 20, 2001 (the "Advisory
Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

            The Adviser is authorized, subject to the approval of the Board and
Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Fund by its affiliates.

            As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the
"Management Fee") computed at the annual rate of 1.20% of the aggregate value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests or Incentive Allocations, as defined below). The
Adviser (or an affiliated company of the Adviser that it designates) is also entitled to be the special advisory member of the Fund (the "Special Advisory
Member") and to receive in such capacity a performance-based incentive allocation that is determined as a percentage of the net profits of the Fund otherwise allocable to each Member (the "Incentive Allocation"). The method of computation of the Incentive Allocation is described in the prospectus.

            The Advisory Agreement was approved by the Board (including a majority of the Independent Managers), at a meeting held in person on November
19, 2001, and was approved on November 20, 2001 by the Adviser, the then sole
Member of the Fund. It has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.
The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the
Investment Company Act and the rules thereunder.

            The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the name "Oppenheimer"
in connection with other investment companies for which it may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

            The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at
OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008.

THE INVESTMENT MANAGER

            As authorized by the Advisory Agreement, Tremont Partners, Inc. (the
"Investment Manager"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the
Fund, subject to the supervision of the Adviser. The Investment Manager is primarily responsible for the selection of Portfolio Managers and the allocation of the assets of the Fund for investment among the Portfolio Managers. In addition, the Investment Manager is responsible for investing the cash portion of the Fund's assets not invested in Portfolio Funds or through Portfolio
Accounts. The Investment Manager is a majority owned subsidiary of Oppenheimer
Acquisition Corporation, which in turn is a wholly owned subsidiary of
MassMutual.

            The Investment Manager provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between the Adviser and the
Investment Manager dated as of November 20, 2001 (the "Sub-Advisory Agreement").
In consideration of the services provided by the Investment Manager, the Adviser pays a monthly fee to the Investment Manager equal to 50% of the amount of the
Management Fee earned by the Adviser pursuant to the Advisory Agreement. In addition, the Adviser has designated the Investment Manager as the Special
Advisory Member of the Fund. In such capacity, the Investment Manager is entitled to receive the allocation from the net profits of the Fund otherwise allocable to each Member (the "Incentive Allocation"). As discussed in the prospectus, the Incentive Allocation is a performance-based allocation equal to
10% of net profits, if any, of the Fund in excess of a Preferred Return that otherwise would have been credited to the capital account of each Member. The method of computation of the Incentive Allocation is described in the prospectus.

            The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Managers), at a meeting held in person on November
19, 2001, and was approved on November 20, 2001 by the Adviser, the then sole
Member of the Fund. It has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; by the Adviser; or by the Investment Manager. The
Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

            The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Investment Manager is not liable to the Fund or to the Adviser for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the
Investment Manager may act as investment adviser for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment adviser. If the Investment Manager shall no longer act as investment manager of the Fund, the Investment Manager may withdraw the right of the Fund to use the name "Tremont" as part of its name.

         Each year, the Board of Managers, including a majority of the
Independent Managers, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Adviser and Investment Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory and sub-advisory agreements. Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its members, including the process to be used in connection with its analysis of the underlying Portfolio Funds or Portfolio Accounts and their Portfolio Managers;
o The profitability of the Fund to the Adviser and Investment Manager; o The
investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Adviser and Investment Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Adviser and Investment Manager;
         and
o        The direct and indirect benefits the Adviser and Investment Manager received from its relationship with the Fund. These included services provided by the Fund's transfer agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange
         Act of 1934, as amended.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The
Board also considered that maintaining the financial viability of the Adviser and Investment Manager is important so that the Adviser and Investment Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other investment companies advised by the Adviser and Investment
Manager. The Board is aware that there are alternatives to the use of the
Adviser and Investment Manager.

      These matters were also considered by the Independent Managers, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Adviser and Investment Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of Managers, in a meeting held on
December 4, 2003, concluded that it was in the best interest of members to continue the investment advisory and sub-advisory agreements for another year.
In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory and sub-advisory agreements, including the investment advisory fee and incentive allocations, in light of all of the surrounding circumstances.

FUND EXPENSES

            The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

o     all costs and expenses  directly related to investment  transactions and
                  positions  for  the  Fund's  account,   including,  but  not
                  limited to, brokerage  commissions,  research fees, interest and commitment fees on loans and debit  balances,  borrowing charges on  securities  sold short,  dividends on securities sold but not yet  purchased,  custodial  fees,  margin fees, transfer  taxes and  premiums,  taxes  withheld  on  foreign
                  dividends  and  indirect   expenses  from   investments   in
                  Portfolio Funds;

o                 all costs and expenses associated with the operation and
                  registration of the Fund, offering costs and the costs of
                  compliance with any applicable Federal and state laws;

o     all costs and expenses  associated with the  organization  and operation of separate  investment funds managed by Portfolio  Managers retained by the Fund;

o     the  costs  and  expenses  of  holding  meetings  of the  Board  and any meetings of Members,  including  costs  associated  with the preparation and dissemination of proxy materials;

o                 the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, Independent Registered Public
                  Accounting Firm for the Fund and other consultants and
                  professionals engaged on behalf of the Fund;

o     the Management Fee;

o     the  fees   payable   to   custodians   and  other   persons   providing
                  administrative services to the Fund;

o     the costs of a fidelity  bond and any  liability  insurance  obtained on behalf of the Fund or the Board;

o     all costs and  expenses  of  preparing,  setting in type,  printing  and distributing  reports and other  communications  to Members;
                  and

o     such other types of  expenses  as may be  approved  from time to time by the Board of Managers.

           The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund.
The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

      The Adviser assumed all offering costs associated with the initial registration and offering of Interests by way of a special allocation of such costs directly to the capital account of the Adviser. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the
Fund.

                              CONFLICTS OF INTEREST
THE ADVISER

            The Adviser and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. The
Adviser and its officers or employees who assist in providing services to the
Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by the
Adviser. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

TREMONT

            The Investment Manager also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Tremont Accounts"). The Fund has no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the
Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the
Fund and the Tremont Accounts. Such persons will devote only as much time to the affairs of the Fund as in their judgment is necessary and appropriate.

            PARTICIPATION IN INVESTMENT OPPORTUNITIES

            The Investment Manager expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Investment Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Fund's assets. There also may be circumstances under which the Investment
Manager will consider participation by Tremont Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

            The Investment Manager will evaluate for the Fund and for each
Tremont Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Tremont Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont
Accounts may differ from time to time. In addition, the fees and expenses of the
Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

            When the Investment Manager determines that it would be appropriate for the Fund and one or more Tremont Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the
Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont Accounts, in all investments or trades.
However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

            Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the
Tremont Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and the Tremont Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the
Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the
Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the
SEC. See "Other Matters" below.

            Directors, officers, employees and affiliates of the Investment
Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the
Investment Manager for the Tremont Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

            Except in accordance with applicable law, the Adviser, the
Investment Manager and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment
Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Investment Manager, except for accounts as to which the Adviser, the Investment Manager or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser, the Investment Manager or one of their affiliates serving as an investment adviser to the account.
These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Fund to purchase (or sell), and the Investment Manager or the Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

            Future investment activities of the Adviser, the Investment Manager and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS
            The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member.
The Fund has not sought a ruling from the Internal Revenue Service (the
"Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the
Fund as a partnership for Federal income tax purposes.

            This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the
"Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.
This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.
This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

            EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN
ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND.

            In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

            Classification of the Fund. The Fund has received an opinion of
Schulte Roth & Zabel LLP that under the provisions of the Code and the
Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section
7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP has
also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

            UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION
OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS,
INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND,
AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN
INVESTOR IN A PORTFOLIO FUND.

            As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

            Allocation of Profits and Losses. Under the LLC Agreement, the
Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for
Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

            Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that the Special Advisory Member's or a
Member's capital account balance exceeds the Federal income tax basis in their respective Interests. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Members would be increased.

            Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests
(including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of a
Member, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any
Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the
Board presently does not intend to make such election.

            The Board decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the
Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

            A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest.
Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund.
However, a withdrawing Member will recognize ordinary income to the extent such
Member's allocable share of the Fund's "unrealized receivables" exceeds the
Member's basis in such unrealized receivables (as determined pursuant to the
Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such
Member's adjusted tax basis in its Interest.

            As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

            Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section
731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

            In General. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

            Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency
Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses.
These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts
(defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.1

            The maximum ordinary income tax rate for individuals is 38.6%2 and, in general, the maximum individual income tax rate for long-term capital gains is 20%3 (unless the taxpayer elects to be taxed at ordinary rates - see
"Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

            The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the
Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered
"miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund
Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.4

            Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.
Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

            As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts"
(see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

            Section 1256 Contracts. In the case of Section 1256 Contracts, the
Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as
"marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

            Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40%
thereof and as long-term capital gains or losses to the extent of 60% thereof.
Such gains and losses will be taxed under the general rules described above.
Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or
Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

            Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A
"mixed straddle" is any straddle in which one or more but not all positions are
Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any
Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account.
At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the
Temporary Regulations' mixed straddle account rules is not entirely clear.
Therefore, there is no assurance that a mixed straddle account election by the
Fund will be accepted by the Service.

            Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

            Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

            Effect of Straddle Rules on Members' Securities Positions. The
Service may treat certain positions in securities held (directly or indirectly)
by a Member and its indirect interest in similar securities held by the Fund as
"straddles" for Federal income tax purposes. The application of the "straddle"
rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.5

            Limitation on Deductibility of Interest and Short Sale Expenses. For
noncorporate taxpayers, Section 163(d) of the Code limits the deduction for
"investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

            For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

            Deductibility of Fund Investment Expenditures and Certain Other
Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.6 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for
2004, $142,700 or $71,350 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.7 Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

            Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Fund (including the Management Fee, the fee paid to OFI as the Fund's administrator and any fee payable to the managers of a Portfolio Fund), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the
Fund. The Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

            The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

             No deduction is allowed for sales loads paid by a Member to acquire an Interest in the Fund; instead any such fees will be included in the Member's adjusted tax basis for its Interest in the Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

            Application of Rules for Income and Losses from Passive Activities.
The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury
Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity.
Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

            "Phantom Income" From Fund Investments. Pursuant to various
"anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a
Member to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the
"anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

            It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

            The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Portfolio Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

            Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.8 This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

            This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity,
UBTI includes income or gain derived (either directly or through partnerships)
from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i)
income derived by an exempt organization (directly or through a partnership)
from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the
Fund's income (or loss) from these investments may constitute UBTI.

            The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of 1 Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different investment Portfolio Accounts or Portfolio Funds as offsetting positions for purposes of the straddle rules. 2 Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset"
provision that will result in the top rate being restored to 39.6% in 2011.
3 The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.
4 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are
(i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.
5 The Fund will not generally be in a position to furnish to Members information regarding the securities positions of its Portfolio Funds which would permit a
Member to determine whether its transactions in securities, which are also held by such Portfolio Funds, should be treated as offsetting positions for purposes of the straddle rules.
6 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate.
There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under
Section 67(e)) from the 2% of adjusted gross income floor on deductibility.
Members that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.
7 Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.
8 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.
9 Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.9 To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

            To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account.
Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

            Since the calculation of the Fund's "unrelated debt-financed income"
is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,10 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

            To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a
Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI.
The calculation of such amount with respect to transactions entered into by the
Fund is highly complex, and there is no assurance that the Fund's calculation of
UBTI will be accepted by the Service.

            In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.11 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA
Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

            Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise
"ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

            In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective
Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

            In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a
"disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and
Regulations. Although there can be no assurance, the Board believes that the
Fund will meet such 95% gross income test.

            A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

            Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.
(See "ERISA Considerations.")

            Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

            In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.
Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

            State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.
A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

            The Fund, which is treated as a partnership for New York State and
New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to
New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Fund.

            Individual Members who are residents of New York State and New York
City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a
Member's share of some or all of the Fund's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

            For purposes of the New York State corporate franchise tax and the
New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.12 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New
York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New
York City general corporation tax.

            Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exemption to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has
adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The qualification of the Fund as a "portfolio investment partnership" with respect to its investments through Portfolio Accounts and
Portfolio Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and/or one or more Portfolio Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing member may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying
Portfolio Fund.

            A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New
York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New
York State corporate franchise tax and New York City general corporation tax.
New York State imposes a tax with respect to such exempt entities on UBTI
(including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax).
There is no New York City tax on the UBTI of an otherwise exempt entity.

            Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS
            Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of
1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to
ERISA but is subject to the prohibited transaction rules of Section 4975 of the
Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the
Fund.

            ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the
ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax
Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to
Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

            Because the Fund is registered as an investment company under the
Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, OFI and Tremont will not be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

            A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

            Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, the Investment Manager or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and
Benefit Plan assets for the benefit of a party in interest and also prohibits
(or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.
ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the
Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

            The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential
Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of
Interests.

                                    BROKERAGE

            Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio
Account that it manages and for the allocation of brokerage. Transactions on
U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

            In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities.
Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The
Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund's organizational documents.

            Consistent with the principle of seeking best price and execution, a
Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio
Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio
Manager in providing services to the Portfolio Fund or a Portfolio Account.

            It is anticipated that Portfolio Managers (including each Portfolio
Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Fund. However, certain Portfolio Managers
(other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

                               VALUATION OF ASSETS
      The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

      The Fund's investment in Portfolio Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate, pursuant to which the Fund will value its investments in Portfolio
Funds at fair value. The Fund's investments in Portfolio Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Portfolio Fund. These Portfolio Funds value their underlying investments in accordance with policies established by such Portfolio Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and performance incentive fees or allocations payable to the
Portfolio Managers pursuant to the Portfolio Funds' agreements. Where no value is readily available from a Portfolio Fund or where a value is supplied by a
Portfolio Fund is deemed not to be indicative of its value, the Portfolio Fund will be valued at fair value as determined in good faith by the Board of
Managers or in accordance with the procedures adopted by the Board of Managers.
In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the
Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

      To the extent Portfolio Managers are engaged to manage the Portfolio
Accounts, the Fund will value portfolio securities of the Portfolio Accounts managed by the Portfolio Managers as described below:

            Equity securities, puts, calls and futures traded on a U.S.
            securities exchange or on NASDAQ are valued as follows:

                  (1)if last sale information is regularly reported, they are valued at the last reported sale price on the principal
                     exchange on which they are traded or on NASDAQ, as
                     applicable, on that day, or

                  (2)if last sale information is not available on a valuation date, they are valued at the last reported sale price
                     preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                     date.

            Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

                  (1)at the last sale price available to the pricing service approved by the Board of Managers, or

                  (2)at the last sale price obtained by the Adviser from the report of the principal exchange on which the security is
                     traded at its last trading session on or immediately before the valuation date, or

                  (3)at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market
                     makers in the security.

            The following securities are valued at the mean between the "bid"
            and "asked" prices determined by a pricing service approved by the
            Board of Managers or obtained by the Adviser from two active market makers in the security on the basis of reasonable inquiry:

                  (1)debt instruments that have a maturity of more than 397
                     days when issued,

                  (2)debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60
                     days,

                  (3)non-money market debt instruments that had a maturity of
                     397 days or less when issued and which have a remaining
                     maturity of 60 days or less, and
                  (4)puts, calls and futures that are not traded on an exchange or on NASDAQ.

            Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

            Securities (including restricted securities) not having
            readily-available market quotations are valued at fair value determined under procedures established by the Board of Managers. If the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and
            "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The Fund's interests in Portfolio Funds will not have readily available market quotations and will be valued at their
            "fair value," as determined under procedures established by the
            Board of Managers. As described in the prospectus, with respect to its interests in Portfolio Funds, the Fund will normally rely on valuation information provided by Portfolio Managers as being the
            "fair value" of such investments. The Board of Managers, however, will consider such information provided by Portfolio Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Portfolio
            Manager does not represent the "fair value" of the Fund's interests in Portfolio Funds.

            In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Adviser may use pricing services approved by the Board of Managers. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

            The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL
            Ernst & Young LLP  serves  as the  Independent  Registered  Public
Accounting Firm of the Fund. Its principal business address is 5 Times Square,
New York, NY 10036.

            Mayer, Brown, Rowe & Maw LLP, New York, New York, acts as Fund
Counsel and Independent Manager Counsel.

                                    CUSTODIAN
            PFPC Trust Company (the "Custodian") serves as the custodian of the
Fund's assets, and may maintain custody of the Fund's assets with domestic and
non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES As of June 30,
            2004, the Adviser owned, beneficially and of
record, approximately 28.47% of the Interests. The Adviser is a corporation organized under the laws of Colorado and maintains its principal office at Two
World Financial Center, 225 Liberty Street, New York, New York 10281-1008. Also
as of that date, the Investment Manager, an affiliate of the Adviser, owned approximately 0.742% of the Interests. The Adviser is indirectly wholly-owned by
MassMutual, a mutual life insurance company organized under the laws of the
Commonwealth of Massachusetts and maintains its principal office at 1295 State
Street, Springfield, Massachusetts 01111.

            Interests held by the Adviser alone or by the Adviser and the
Investment Manager together constitute more than 25% of the Shares, and so the
Adviser and the Investment Manager may be deemed to control the Fund and generally would be in a position to control the outcome of voting on matters as to which Members are entitled to vote.

            No other person owned, beneficially or of record, 5% or more of the outstanding Interests.

                            SUMMARY OF LLC AGREEMENT
            The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this
SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC
Agreement contained in Appendix B to the prospectus.

LIABILITY OF MEMBERS

            Members in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a
Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's interests and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

            The LLC Agreement provides that neither the Managers, the Adviser, or the Investment Manager (including certain of their affiliates, among others)
shall be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A
Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under
Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE LLC AGREEMENT

            The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent
Managers, if required by the Investment Company Act), and without the approval of the Members, unless the approval of Members is required by the Investment
Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender its entire Interest for repurchase by the
Fund.

POWER OF ATTORNEY

            By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the prospectus as Appendix A), each Member will appoint the Adviser and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

            The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

            The Fund will be dissolved:

o              upon the affirmative vote to dissolve the Fund by both (1) the
               Board and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

o              upon the expiration of any two-year period that commences on the date on which any Member has submitted a written notice to the
               Fund requesting the repurchase of its entire Interest, in
               accordance with the LLC Agreement, if the Fund has not
               repurchased the Member's Interest;

o     at the election of the Adviser;

o     upon the  failure of Members to elect  successor  Managers  at a meeting called by the Adviser  when no Manager  remains to continue the business of the Fund; or

o     as required by operation of law.

            Upon the occurrence of any event of dissolution, the Board or the
Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the
Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts -- Allocation of Net Profits and Losses."

            Upon the dissolution of the Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2)
next to satisfy debts, liabilities and obligations owing to the Members, (3)
next to the Special Advisory Member to the extent of any balance in the Special
Advisory Account after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the
Members in facilitating an orderly liquidation.

VOTING

            Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the
Board or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement any investment adviser of the Fund, and approval of the Company's auditors, and on certain other matters, to the extent that the Investment
Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

REPORTS TO MEMBERS

            The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment
Company Act. Quarterly reports from the Adviser or the Investment Manager regarding the Fund's operations during each fiscal quarter also will be sent to
Members.

FISCAL YEAR

            For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31.

            For tax purposes, the Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances the Fund may be required to adopt a taxable year ending on another date. A taxable year ending on such other date may therefore be required temporarily until the Fund has attracted additional investors with calendar years for tax purposes, at which time the Fund may be eligible to change its taxable year-end to December 31.

                       FUND ADVERTISING AND SALES MATERIAL
            Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

            The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

            Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the
CSFB/Tremont Hedge Fund Index, an index prepared in part by Tremont Advisers,
Inc. an affiliate of the Adviser and the Investment Manager. Comparisons may
also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                NO LETTER OF INTENT; NO RIGHT OF ACCUMULATION

            Effective July 1, 2004, the Fund ceased to honor Letters of Intent.

            Also effective July 1, 2004, the Fund ceased to make Rights of
Accumulation available to Members. Existing Members who properly notified the
Fund, on or before that date, may still continue to acquire Interests pursuant to such Right of Accumulation. If you are such a Member, the following applies to you.

            To qualify for the lower sales charge rates that apply to larger investments in the Fund, you and your spouse can add together:

o              Interests in the Fund you purchase for your individual accounts
               (including IRAs), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o              Current investments in the Fund to reduce the sales charge rate that applies to current purchases of Interests in the Fund, and
o              Interests of the Fund you previously purchased subject to a sales charge, provided that you still hold that investment.

            A fiduciary can count all Interests purchased for a trust, estate or other fiduciary account that has multiple accounts. To determine the sales charge rate that applies, the Distributor will add, to the gross amount of the purchase to be held in escrow pending investment in the Fund: (1) net amounts already held in escrow pending investment in the Fund, (2) Interests purchased on first business day of the current month, and (3) all other Interests previously purchased (determined as of the most recent valuation date). The reduced sales charge will apply only to the current purchase.

            As stated above, the Fund ceased making such Right of Accumulation available to Members who have not yet notified the Fund about their desire to participate.

                              FINANCIAL STATEMENTS

      The Fund's audited financial statements for the year ended March 31, 2004 immediately follow.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE MEMBERS AND BOARD OF MANAGERS OF OPPENHEIMER TREMONT OPPORTUNITY FUND,
LLC

We have audited the accompanying statement of assets, liabilities and members'
capital of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 2, 2002 (commencement of operations) to March 31, 2002.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with management of the investment funds and the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Tremont Opportunity Fund, LLC at March 31, 2004, the results of its operations and its cash flows for the year then ended, changes in its members'
capital for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 2, 2002 to March 31, 2002 in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

New York, New York
May 17, 2004

                 15 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  March 31, 2004
--------------------------------------------------------------------------------

                                                     % OF                                     % OF
                                               INVESTMENT                          FAIR   MEMBERS'                   ACQUISITION
                                                FUND HELD           COST          VALUE    CAPITAL   LIQUIDITY 1          DATE 2
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT FUNDS
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Advent Convertible Arbitrage Fund, L.P.               1.5%  $  4,075,000   $  4,340,768        6.5%  Quarterly       04/03-03/04
--------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
NYLIM Andover Partners L.P.                           2.7      4,000,000      4,038,245        6.0   Quarterly       07/03-11/03
--------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Atticus Global, L.P.                                  0.1        255,246        133,862        0.2   Quarterly             01/02
Avenue Investments, L.P.                              0.6      1,621,000      2,319,064        3.5   Annually        01/02-05/02
Chatham Asset Partners High Yield Fund, L.P.          0.9      4,700,000      4,747,618        7.1   Quarterly             02/04
GoldenTree High Yield Partners, L.P.                  0.6      2,276,000      3,104,283        4.6   Semi-Annually   01/02-10/03
                                                            --------------------------------------
TOTAL EVENT DRIVEN                                             8,852,246     10,304,827       15.4
--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                  1.3      3,475,000      3,981,394        5.9   Quarterly       06/03-08/03
Oak Hill CCF Partners, L.P.                           1.2      3,370,000      3,611,236        5.4   Monthly         01/02-12/03
                                                            --------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                   6,845,000      7,592,630       11.3
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Epoch Capital Partners, L.P.                          4.5      4,216,000      4,353,413        6.5   Annually        01/02-10/03
Vega Global Fund Limited                              0.5      4,129,360      5,046,815        7.5   Monthly         01/02-02/03
                                                            --------------------------------------
TOTAL GLOBAL MACRO                                             8,345,360      9,400,228       14.0
--------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Claiborne Capital Partners
Institutional, L.P.                                   1.5      3,682,000      3,803,297        5.6   Quarterly       01/02-10/03
Highline Capital Partners (QP), LP                    4.6      4,200,000      4,480,011        6.7   Quarterly       11/03-12/03
Hunter Global Investors Fund I, L.P.                  1.6      3,875,000      4,529,776        6.8   Quarterly       05/03-10/03
Rx Healthcare Partners II, L.P.                       3.2      4,000,000      4,053,249        6.0   Quarterly       02/04-03/04
Standard Global Equity Parners SA, L.P.               1.1      3,500,000      3,540,660        5.3   Annually              01/04
Whitney New Japan Partners, L.P.                      0.9      3,495,000      4,835,659        7.2   Quarterly       01/02-08/03
                                                            --------------------------------------
TOTAL LONG/SHORT EQUITY                                       22,752,000     25,242,652       37.6
--------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY
Sagamore Hill Partners L.P.                           1.1      5,092,000      5,644,952        8.4   Quarterly       01/02-03/04
Stark Investments, L.P.                               0.3      4,500,000      4,629,032        6.9   Annually        01/04-02/04
                                                            --------------------------------------
TOTAL MULTI-STRATEGY                                           9,592,000     10,273,984       15.3
                                                            --------------------------------------

Total Investments in Investment Funds                         64,461,606     71,193,334      106.1

--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
Provident Institutional Temp Fund
(2,568,314 shares)                                             2,568,314      2,568,314        3.8
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS AND
SHORT-TERM INVESTMENT                                       $ 67,029,920     73,761,648      109.9
                                                            ============
LIABILITIES IN EXCESS OF OTHER ASSETS                                        (6,664,119)      (9.9)
                                                                           -----------------------
MEMBERS' CAPITAL                                                           $ 67,097,529      100.0%
                                                                           =======================

DETAILED INFORMATION ABOUT THE INVESTMENT FUNDS' PORTFOLIOS IS NOT AVAILABLE.

1. AVAILABLE FREQUENCY OF REDEMPTIONS AFTER INITIAL LOCK-UP PERIOD.

2. REPRESENTS INITIAL THROUGH MOST RECENT MONTH OF INVESTMENT PURCHASES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  5 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL   March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $64,461,606)   $ 71,193,334
--------------------------------------------------------------------------------
Cash and cash equivalents (cost $2,568,314)                            2,568,314
--------------------------------------------------------------------------------
Receivable and other assets:
Investment funds sold                                                    749,699
Other assets                                                              35,292
                                                                    ------------
Total assets                                                          74,546,639

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
Member redemptions                                                     7,228,026
Management fee                                                            74,429
Investor servicing fee                                                    52,545
Professional fees                                                         49,865
Accounting and investor processing fees                                   25,552
Administration fee                                                        15,499
Board of Managers' fees and expenses                                         545
Miscellaneous                                                              2,649
                                                                    ------------
Total liabilities                                                      7,449,110

--------------------------------------------------------------------------------
NET ASSETS                                                          $ 67,097,529
                                                                    ============

--------------------------------------------------------------------------------
MEMBERS' CAPITAL
--------------------------------------------------------------------------------
Represented by:
Net capital contributions                                           $ 60,365,801
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                             6,731,728
                                                                    ------------
TOTAL MEMBERS' CAPITAL                                              $ 67,097,529
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  6 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS   For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                          $     29,674

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          699,092
--------------------------------------------------------------------------------
Investor servicing fee                                                  148,881
--------------------------------------------------------------------------------
Administration fee                                                      145,672
--------------------------------------------------------------------------------
Accounting and investor processing fees                                 114,855
--------------------------------------------------------------------------------
Professional fees                                                        83,454
--------------------------------------------------------------------------------
Custodian fee                                                            11,618
--------------------------------------------------------------------------------
Board of Managers' fees and expenses                                     10,323
--------------------------------------------------------------------------------
Miscellaneous                                                            61,153
                                                                   ------------
Total expenses                                                        1,275,048

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,245,374)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      2,530,657
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  4,354,251

--------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS         $  5,639,534
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  7 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                       SPECIAL ADVISORY
                                                                                ACCOUNT        MEMBERS          TOTAL
----------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT MARCH 31, 2002                                           $       --   $ 25,808,485   $ 25,808,485
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2003
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                  --       (642,440)      (642,440)
Net realized loss on investments                                                     --       (287,421)      (287,421)
Net change in unrealized appreciation on investments                                 --      1,915,230      1,915,230
                                                                             -----------------------------------------
Net increase in members' capital resulting from operations                           --        985,369        985,369

----------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS

Proceeds from member subscriptions                                                   --     10,042,458     10,042,458
Payments for member redemptions                                                      --       (221,738)      (221,738)
                                                                             -----------------------------------------
Net increase in members' capital resulting from capital transactions                 --      9,820,720      9,820,720
                                                                             -----------------------------------------
Total increase in members' capital                                                   --     10,806,089     10,806,089
                                                                             -----------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2003                                           $       --   $ 36,614,574   $ 36,614,574
                                                                             =========================================

----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2004
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                  --     (1,245,374)    (1,245,374)
Net realized gain on investments                                                     --      2,530,657      2,530,657
Net change in unrealized appreciation on investments                                 --      4,354,251      4,354,251
                                                                             -----------------------------------------
Net increase in members' capital resulting from operations                           --      5,639,534      5,639,534

----------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from member subscriptions 1                                                 --     32,517,075     32,517,075
Payments for member redemptions                                                (138,577)    (7,535,077)    (7,673,654)
                                                                             -----------------------------------------
Reallocation of incentive allocation                                            138,577       (138,577)            --
                                                                             -----------------------------------------
Net increase in members' capital resulting from capital transactions                 --     24,843,421     24,843,421
                                                                             -----------------------------------------
Total increase in members' capital                                                   --     30,482,955     30,482,955
                                                                             -----------------------------------------

MEMBERS' CAPITAL AT MARCH 31, 2004                                           $       --   $ 67,097,529   $ 67,097,529
                                                                             =========================================

1. Includes redemption fees received of $4,240 during the year ended March 31,
2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  8 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS   For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in members' capital resulting from operations        $   5,639,534
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in members' capital
from operations to net cash used in operating activities:
Net realized gain on investments                                     (2,530,657)
Net change in unrealized appreciation on investments                 (4,354,251)
Purchases of investments                                            (51,472,000)
Proceeds from sales of investments                                   19,139,898
Decrease in receivable from investment funds sold                       426,875
Increase in other assets                                                (14,323)
Increase in management fee payable                                        2,197
Increase in investor servicing fee payable                               41,030
Increase in professional fees payable                                     7,121
Increase in accounting and investor processing fees payable               5,179
Increase in administration fee payable                                      448
Decrease in Board of Managers' fees and expenses payable                   (987)
Decrease in miscellaneous payable                                        (8,348)
                                                                   ------------
Net cash used in operating activities                               (33,118,284)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------
Proceeds from member subscriptions                                   32,517,075
Payments for member redemptions                                        (667,366)
                                                                  --------------
Net cash provided by financing activities                            31,849,709

--------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                            (1,268,575)
--------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                        3,836,889
                                                                  --------------
Cash and cash equivalents at end of year                          $   2,568,314
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  9 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                 2004        2003        2002 1
-------------------------------------------------------------------------------------

TOTAL RETURN                                        11.19%       3.15%       1.24%
-------------------------------------------------------------------------------------
Incentive allocation                                (0.35)%      0.00%       0.00%
                                                 ------------------------------------
TOTAL RETURN OF NET INCENTIVE ALLOCATION 2          10.84%       3.15%       1.24%

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Members' capital, end of period (in thousands)   $ 67,098    $ 36,615    $ 25,808
-------------------------------------------------------------------------------------
Ratios to average members' capital: 3
Net investment loss 4                               (2.22)%     (2.11)%     (2.45)% 5
-------------------------------------------------------------------------------------
Total expenses                                       2.28%       2.16%       2.48% 5
Incentive allocation                                 0.25        0.00        0.00
                                                 ------------------------------------
Total expenses and incentive allocation              2.53%       2.16%       2.48% 5
-------------------------------------------------------------------------------------
Portfolio turnover rate 6                              36%         29%          0%

1. For the period from January 2, 2002 (commencement of operations) to March 31,
2002.

2. Total return assumes a purchase of an interest in the Fund on the first day and a sale of that same interest on the last day of the period noted, after
Incentive Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the
Fund. Total returns for a period of less than a full year are not annualized.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Excludes impact of incentive allocation.

5. Annualized.

6. Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 10 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

Oppenheimer Tremont Opportunity Fund, LLC (the "Fund") is organized as a
Delaware limited liability company and registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by allocating its assets for investment primarily in private investment partnerships and similar investment vehicles
("Investment Funds") that are managed by a select group of alternative asset managers that employ a wide range of specialized investment strategies. The Fund allocates its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Managers (the "Board"), pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement").
Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the
Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.
The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Generally, initial and additional applications for interests ("Interests")
by eligible investors may be accepted as of the first day of each month based on the Fund's net asset value. The Fund reserves the right to reject any applications for Interests in the Fund.

      The Fund from time to time may offer to repurchase outstanding Interests based on the Fund's net asset value pursuant to written tenders from Members.
Repurchases are made at such times and on such terms as may be determined by the
Board, in its sole discretion; and are offered to repurchase at a specified dollar amount of outstanding Interests. Generally, the Fund will offer to repurchase interests, twice each year, as of the last business day of March and
September. A redemption fee payable to the Fund in the amount of 1.00% of the net asset value of an Interest (or portion of an Interest) repurchased by the
Fund applies if the Interest is repurchased less than one year after the
Member's initial investment in the Fund. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund generally pays the value of the Interests or portions thereof repurchased approximately one month after the value of Interests to be repurchased is determined. If the entire
Interest of a Member is repurchased, the Member receives an initial payment equal to 95% of the estimated value of the Interest and the balance due is determined and paid promptly after completion of the year end audit of the Fund.
A Member's Interest in the Fund can only be transferred or assigned with the written consent of the Board, which may be withheld in its sole and absolute discretion.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America, which require the
Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

                 11 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

      In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the
Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the
Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost.
Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value;
costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Members; all costs with respect to communications to
Members; and other types of expenses as may be approved from time to time by the
Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

      Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members
(but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests.

--------------------------------------------------------------------------------
INCOME TAXES. No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

      At March 31, 2004, the Fund reclassified $1,245,374 and $2,530,657 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets.

                 12 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedules K-1.
The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2004 are noted below. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

            Federal tax cost of Investment Funds   $ 68,177,975
                                                   =============

            Gross unrealized appreciation          $  3,308,322
            Gross unrealized depreciation              (292,963)
                                                   -------------
            Net unrealized appreciation            $  3,015,359
                                                   =============

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management
Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets, liabilities and members' capital. The Fund treats all financial instruments that mature within three months as cash equivalents.

--------------------------------------------------------------------------------
RECLASSIFICATIONS. Certain of the amounts presented in the statement of changes in members' capital for the year ended March 31, 2003 have been reclassified to conform to the current year's presentation.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and administrative services to the Fund.
In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of
1.20% of the Fund's net assets determined as of the last day of the month
(before any repurchases of Interests or Incentive Allocation). The Adviser pays
50% of its fee to the Investment Manager. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee
(the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of
Interests or Incentive Allocation and the Management Fee). At March 31, 2004,
$74,429 and $15,499 of the Management Fee and Administration Fee, respectively, were payable to the Adviser. For the year ended March 31, 2004, the Management
Fee and Administration Fee incurred by the Fund were $699,092 and $145,672, respectively.

      The Investment Manager has been designated by the Adviser as the special advisory member (the "Special Advisory Member") and is entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 10% of net profits, if any, in excess of the preferred return (the "Preferred Return"). The
Preferred Return is an amount determined by applying an annual percentage rate of 8% to the capital account balance of each Member as of the beginning of the fiscal period. The Incentive Allocation applies only to net profits for the applicable fiscal period that exceed both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special
Advisory Account has been established by the Fund for crediting any Incentive
Allocation due to the Special Advisory Member. The Incentive Allocation is
debited from each Member's capital account and credited to the Special Advisory
Account. Generally, the Incentive Allocation is made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member may withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. For the calendar year ended December 31, 2003, the Special Advisory Member earned an Incentive Allocation of $138,577.

      The Adviser's and Investment Manager's capital account balances at March
31, 2004 were $22,215,480 and $579,015, respectively. The Adviser's and
Investment Manager's capital account balances at March 31, 2003 were $25,376,615 and $522,143, respectively. During the year ended March 31, 2004, the Adviser contributed an additional $75,188 and

                 13 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER
Continued

redeemed $6,000,000. During the year ended March 31, 2004, the Investment
Manager withdrew $138,577 from the Special Advisory Account.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Any Board member who is an employee of the
Adviser, or one of its affiliates, does not receive an annual fee from the Fund.

      PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Member related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

      Under the terms of an investor servicing agreement (the "Investor
Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc.
(the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Members that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the
Distributor to reimburse it for payments made to Investor Service Providers.
This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or Incentive Allocation and the Management Fee); or (ii) the Distributor's actual payments to the
Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated
Investor Service Providers. At March 31, 2004, $52,545 was payable to the
Distributor.

--------------------------------------------------------------------------------
4. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2004, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2004, the Fund had approximately 14.2% of capital invested in Investment Funds with lock-up provisions extending one year from March 31, 2004.

      For the year ended March 31, 2004, the aggregate cost of purchases and proceeds from sales of Investment Funds were $51,472,000 and $19,139,898, respectively.

--------------------------------------------------------------------------------
5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these
Investment Funds is limited to the value of these investments as reported by the
Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS

Effective April 1, 2004 and May 1, 2004, the Fund received initial and additional contributions from Members of approximately $2,892,000 and
$3,507,000, respectively.

                 14 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

                                   APPENDIX A

                               Sales Load Waivers

In certain cases, the initial sales load that applies to purchases of Interests may be waived in recognition of the realization of the economies of sales efforts by OppenheimerFunds Distributor, Inc. ("OFDI"), or by dealers or other financial institutions that offer Interests to certain classes of investors.

For the purposes of some of the waivers described below and as described in the prospectus, the term "Retirement Plan" refers to the following types of plans:

(1)   plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2)      non-qualified deferred compensation plans, (3) employee benefit plans1
(4)      Group Retirement Plans2 (5) 403(b)(7) custodial plan accounts
(6)      Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a waiver in a particular case is in the sole discretion of OFDI. These waivers may be amended or terminated at any time by the Fund, OFDI, and/or OppenheimerFunds, Inc. (the
"Adviser").
Waivers must be requested by the investor and/or the investor's broker or dealer at the time of purchase.

--------------
1. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Interests are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
2. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with OFDI and all members of the group participating in (or who are eligible to participate in) the plan to purchase
   Interests through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs,
   SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Interests through a single investment dealer, broker or other financial institution that has made special arrangements with OFDI enabling those plans to purchase Interests.
3.

                            II. Waivers of Sales Load

A. Waivers of Sales Load for Certain Purchasers.

Interests purchased by the following investors are not subject to any sales load
(and no commissions to brokers or dealers are paid by OFDI on such purchases):

|_|   The Adviser or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Adviser or OFDI for that purpose.
|_|      Dealers or brokers that have a sales agreement with OFDI, if they purchase Interests for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to OFDI) or with OFDI. The purchaser must certify to
         OFDI at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisers that have entered into an agreement with OFDI providing specifically for the use of Interests in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Interests.
|_|      Investment advisers and financial planners who have entered into an agreement for this purpose with OFDI and who charge an advisory, consulting or other fee for their services and buy Interests for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy Interests for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with OFDI for those purchases.
|_|   Clients of investment advisers or financial planners (who have entered into an agreement for this purpose with OFDI) who buy Interests for their own accounts may also purchase Interests without a sales load but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which OFDI has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing
         Interests.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisers or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns Interests for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (OFDI must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with OFDI.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with OFDI to sell Interests to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with
         OFDI for those purchases.

B. Waivers of Sales Load in Certain Transactions.

Interests issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid by OFDI on such purchases):

|_|      Interests issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Interests purchased by the reinvestment of distributions reinvested from the Fund.
|_|   Interests purchased through a broker-dealer that has entered into a special agreement with OFDI to allow the broker's customers to purchase and pay for Interests using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Adviser or any of its subsidiaries) on which an initial sales charge was paid. This waiver must be requested when the purchase order is placed for Interests, and OFDI may require evidence of qualification for this waiver.
|_|      Interests purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Interests purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Adviser or an affiliate acts as sponsor.

--------
10 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.
11 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I)
of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.
12 New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.